                                                                   EXHIBIT 10.28

                                LEASE AGREEMENT

                           DATED AS OF JULY 11, 1996

                                    BETWEEN

                 PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P.

                                   AS LESSOR

                                      AND

                            CROW HOTEL LESSEE, INC.

                                   AS LESSEE

                     (Wyndham Greenspoint, Houston, Texas)

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                            PAGE
ARTICLE I          LEASE..........................................  -1-
     1.1           Leased Property................................  -1-
     1.2           Term...........................................  -2-
     1.3           Initial Transition.............................  -2-

ARTICLE II         DEFINITIONS....................................  -2-
     2.1           Definitions....................................  -2-

ARTICLE III        RENT........................................... -16-
     3.1           Rent........................................... -16-
     3.2           Confirmation of Percentage Rent................ -23-
     3.3           Additional Charges............................. -24-
     3.4           No Set Off..................................... -25-
     3.5           Annual Budget.................................. -25-
     3.6           Books and Records.............................. -26-
     3.7           Performance Failures........................... -26-
     3.8           Changes in Operations.......................... -28-
     3.9           Allocation of Revenues......................... -28-

ARTICLE IV         IMPOSITIONS.................................... -28-
     4.1           Payment of Impositions......................... -28-
     4.2           Notice of Impositions.......................... -30-
     4.3           Adjustment of Impositions...................... -30-
     4.4           Utility Charges................................ -30-

ARTICLE V          NO TERMINATION, ABATEMENT...................... -30-
     5.1           No Termination, Abatement...................... -30-

ARTICLE VI         PROPERTY OWNERSHIP............................. -31-
     6.1           Ownership of the Leased Property............... -31-
     6.2           Lessee's Personal Property..................... -31-
     6.3           Lessor's Lien.................................. -32-

ARTICLE VII        CONDITION, USE................................. -32-
     7.1           Condition of the Leased Property............... -32-
     7.2           Use of the Leased Property..................... -33-

ARTICLE VIII       LEGAL REQUIREMENTS............................. -34-
     8.1           Compliance with Legal and Insurance
                   Requirements................................... -34-
     8.2           Legal Requirement Covenants.................... -34-
     8.3           Environmental Covenants........................ -34-

ARTICLE IX         MAINTENANCE AND REPAIRS........................ -36-
     9.1           Maintenance and Repair......................... -36-

ARTICLE X          ALTERATIONS.................................... -38-
     10.1          Alterations.................................... -38-
     10.2          Salvage........................................ -38-



     10.3          Lesser Alterations............................  -38-

ARTICLE XI         LIENS.........................................  -38-
     11.1          Liens.........................................  -38-

ARTICLE XII        PERMITTED CONTESTS............................  -39-
     12.1          Permitted Contests............................  -39-

ARTICLE XIII       INSURANCE.....................................  -40-
     13.1          General Insurance Requirements................  -40-
     13.2          Replacement Cost..............................  -42-
     13.3          (Intentionally omitted).......................  -42-
     13.4          Waiver of Subrogation.........................  -42-
     13.5          Form Satisfactory, etc........................  -43-
     13.6          Increase in Limits............................  -43-
     13.7          Blanket Policy................................  -43-
     13.8          Separate Insurance............................  -43-
     13.9          Reports On Insurance Claims...................  -43-


ARTICLE XIV        DAMAGE AND RECONSTRUCTION.....................  -44-
     14.1          Insurance Proceeds............................  -44-
     14.2          Reconstruction in the Event of Damage or
                   Destruction Covered by Insurance..............  -44-
     14.3          Reconstruction in the Event of Damage or
                   Destruction Not Covered by Insurance..........  -45-
     14.4          Lessee's Property and Business Interruption
                   Insurance.....................................  -45-
     14.5          Abatement of Rent.............................  -45-


 ARTICLE XV        CONDEMNATION..................................  -46-
     15.1          Definitions...................................  -46-
     15.2          Parties' Rights and Obligations..............   -46-
     15.3          Total Taking..................................  -46-
     15.4          Allocation of Award...........................  -46-
     15.5          Partial Taking................................  -47-
     15.6          Temporary Taking..............................  -47-



ARTICLE XVI        DEFAULTS......................................  -48-
     16.1          Events of Default.............................  -48-
     16.2          Remedies......................................  -50-
     16.3          Waiver........................................  -51-
     16.4          Application of Funds..........................  -51-

ARTICLE XVII       LESSOR'S RIGHT TO CURE........................  -51-
     17.1          Lessor's Right to Cure Lessee's Default.......  -51-


ARTICLE XVIII      REIT LIMITATIONS..............................  -52-
     18.1          Personal Property Limitation..................  -52-
     18.2          Sublease Rent Limitation......................  -52-
     18.3          Sublease Lessee Limitation....................  -52-
     18.4          Lessee Ownership Limitation...................  -53-
     18.5          Director, Officer and Employee Limitation.....  -53-

ARTICLE XIX        HOLDING OVER..................................  -53-
     19.1          Holding Over..................................  -53-

ARTICLE XX         INDEMNITIES...................................  -54-
     20.1          Indemnification...............................  -54-

ARTICLE XXI        SUBLETTING AND ASSIGNMENT.....................  -55-
     21.1          Subletting and Assignment.....................  -55-
     21.2          Attornment....................................  -56-
     21.3          Management Agreement..........................  -56-

ARTICLE XXII       ESTOPPEL CERTIFICATES.........................  -57-
     22.1          Officer's Certificates; Financial Statements;
                   Lessor's Estoppel Certificates and Covenants..  -57-



ARTICLE XXIII      INSPECTIONS...................................  -58-
     23.1          Regular Meetings; Lessor's Right to Inspect...  -58-


ARTICLE XXIV       NO WAIVER.....................................  -59-
     24.1          No Waiver.....................................  -59-

ARTICLE XXV        CUMULATIVE REMEDIES...........................  -59-
     25.1          Remedies Cumulative...........................  -59-

ARTICLE XXVI       SURRENDER.....................................  -59-
     26.1          Acceptance of Surrender.......................  -59-

ARTICLE XXVII      NO MERGER.....................................  -59-
     27.1          No Merger of Title............................  -59-

ARTICLE XXVIII     CONVEYANCE BY LESSOR..........................  -60-
     28.1          Conveyance by Lessor..........................  -60-
     28.2          Lessor May Grant Liens........................  -60-

ARTICLE XXIX       QUIET ENJOYMENT...............................  -62-
     29.1          Quiet Enjoyment...............................  -62-

ARTICLE XXX        NOTICES.......................................  -62-
     30.1          Notices.......................................  -62-

ARTICLE XXXI       APPRAISALS....................................  -63-
     31.1          Appraisers....................................  -63-

ARTICLE XXXII      EMPLOYEE MATTERS..............................  -64-
     32.1          Employees During the Term.....................  -64-
     32.2          Employee Matters Upon Termination Due to an
                   Event of Default or Expiration of the Lease...  -64-
     32.3          Employee Matters Upon Termination Under
                   Article XXXVI or Section 38.1(c)..............  -64-

ARTICLE XXXIII     (Intentionally deleted).......................  -65-

ARTICLE XXXIV      MEMORANDUM OF LEASE...........................  -65-
     34.1          Memorandum of Lease...........................  -65-

ARTICLE XXXV       CHANGE OF CONTROL, OTHER BUSINESS ACTIVITIES,
                   NON-COMPETITION...............................  -65-
     35.1          Intentionally Deleted.........................  -65-
     35.2          Intentionally Deleted.........................  -65-
     35.3          Intentionally Deleted.........................  -65-
     35.4          Change of Control.............................  -65-
     35.5          Other Business Activities.....................  -66-
     35.6          Non-Competition...............................  -66-

ARTICLE XXXVI      LESSOR'S OPTION TO TERMINATE..................  -67-
     36.1          Lessor's Option to Terminate Lease............  -67-


ARTICLE XXXVII     FRANCHISE AGREEMENT AND WYNDHAM OPERATIONS....  -68-
     37.1          Compliance with Franchise Agreement...........  -68-


ARTICLE XXXVIII    CAPITAL EXPENDITURES..........................  -69-
     38.1          Capital Expenditures..........................  -69-

ARTICLE XXXIX      LESSOR'S DEFAULT..............................  -70-
     39.1          Lessor's Default..............................  -70-

ARTICLE XL         ARBITRATION...................................  -72-
     40.1          Arbitration...................................  -72-
     40.2          Alternative Arbitration.......................  -72-
     40.3          Arbitration Procedures........................  -72-

ARTICLE XLI        TRADE-OUTS....................................  -73-

ARTICLE XLII       MISCELLANEOUS.................................  -73-
     42.1          Miscellaneous.................................  -73-
     42.2          Transition Procedures.........................  -73-
     42.3          Waiver of Presentment, etc. ..................  -74-
     42.4          Standard of Discretion........................  -75-
     42.5          Action for Damages............................  -75-
     42.6          Renewal of Term...............................  -75-
     42.7          Confidentiality...............................  -76-
Exhibits:

Exhibit A -       Property Description
Exhibit B -       Revenue Percentages and Breakdowns
Exhibit C -       Capital Expenditures Policy
Exhibit D-1 -     1996 Base Rent Schedule
Exhibit D-2 -     1997 Base Rent Schedule
Schedule 2.1 -    Cash-On-Hand

                                LEASE AGREEMENT
                                ---------------


  THIS LEASE AGREEMENT (hereinafter called "Lease"), made as of the 11th day of
                                            -----
July, 1996, by and between PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Virginia limited partnership (hereinafter called "Lessor"), and CROW HOTEL
                                                  ------
LESSEE, INC., a Texas corporation (hereinafter called "Lessee"), provides as
                                                       ------
follows:

  Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property (as hereinafter defined).


  ARTICLE I
 ----------

                                     LEASE
                                     -----

  1.1  Leased Property.  The Leased Property (herein so called) is comprised of
       ---------------
Lessor's interest in the following:

    (a) the land described in Exhibit A attached hereto and by reference
                              ---------
incorporated herein (the "Land");
                          ----

    (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");
                                           -------------------

    (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

    (d) all equipment, machinery, fixtures, and other items of property required for or incidental to the use of the Leased Improvements as a hotel, including all components thereof, now and hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");
                                      --------

    (e) all furniture and furnishings and all other items of personal property (excluding Inventory and personal property owned by Lessee) located on, and used in connection with, the operation of the Leased Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

    (f) all existing leases of the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto).

THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS AND MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.

 1.2  Term.
      ----

    (a) The term of this Lease (the "Term") shall commence, if at all, on the
                                     ----
date of Lessor's acquisition (the "Acquisition") of the Leased Property (the
                                   -----------
"Commencement Date") and shall end on the tenth (10th) anniversary of the last
- ------------------
day of the month in which the Commencement Date occurs, unless sooner terminated in accordance with the provisions hereof. In the event the Acquisition does not occur, this Lease shall terminate and be of no further force and effect.

    (b) Subject to the terms and conditions set forth in Section 42.6, Lessee shall have the option to extend the Term of this Lease for two (2) additional terms of five (5) years each.

 1.3  Initial Transition.
      ------------------

    (a) Upon the Commencement Date and pursuant to a separate Assignment and Assumption Agreement, Lessor or the prior owner of the Leased Property shall transfer and assign to Lessee, and Lessee shall assume, all occupancy agreements and operating agreements to which the Leased Property remains subject on the Commencement Date.

    (b) As between Lessor and Lessee, Lessor shall be entitled to all income and shall be responsible for the payment or settlement of all expenses of the Leased Property accruing prior to the Commencement Date. Lessee shall act as Lessor's agent for the collection of all such income and shall remit the same to Lessor promptly upon Lessee's receipt thereof. Lessee shall notify Lessor of all such expenses and shall act as Lessor's payment agent for such expenses using funds provided by Lessor from time to time. On the Commencement Date, Lessor shall transfer to Lessee the Initial Inventory and Cash-On-Hand existing at or with respect to the Leased Property as of the Commencement Date which was transferred to Lessor by Seller.

                                   ARTICLE II
                                  -----------

                                  DEFINITIONS
                                  -----------

  2.1  Definitions.  For all purposes of this Lease, except as otherwise
       -----------
expressly provided or unless the context otherwise requires, (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, (c) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

  Acquisition:  As defined in Section 1.2.
  -----------                 -----------

  Actual 1996 Initial Base Rent:  As defined in Section 3.1(a).
  -----------------------------                 --------------

  Actual 1997 Fixed Base Rent:  As defined in Section 3.1(b).
  ---------------------------                 --------------

  Additional Charges:  As defined in Section 3.3.
  ------------------                 -----------

  Affiliate:  As used in this Lease the term "Affiliate" of a person shall mean
  ---------
(a) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (b) any other person that owns, beneficially, directly or indirectly, ten percent or more of the outstanding capital stock, shares or equity interests of such person, or (c) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, limited liability companies, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests, by contract or otherwise. Affiliate, as used in this Lease, shall not include Wyndham Hotel Corporation or its subsidiaries.

  Agreed Hotel Cost:  As defined in Section 3.1(b).
  -----------------                 --------------

  Annual Budget:  As used in this Lease, the term "Annual Budget" shall mean an
  -------------
operating budget and a capital budget prepared by Lessee and approved by Lessor in accordance with Section 3.5.
                   -----------

  Annual Food Sales Break Point:  As defined in Section 3.1(c)(ii) and
  -----------------------------                 ------------------
Exhibit B.
- -------
  Annual Room Revenues Break Point(s):  As defined in Section 3.1(c)(ii) and
  -----------------------------------                 ------------------
Exhibit B.
- ---------

  Annual Room Revenues First Break Point:  As defined in Section 3.1(c)(ii) and
  --------------------------------------                 ------------------
Exhibit B.
- ---------

  Annual Room Revenues Second Break Point:  As defined in Section 3.1(c)(ii) and
  ---------------------------------------                 ------------------
Exhibit B.
- ---------

  Approval:  As defined in Section 42.4.
  --------                 ------------

  Approved Financial Institution:  A substantial U.S. financial institution that
  ------------------------------
is reasonably satisfactory to Lessor.

  Award:  As defined in Section 15.1(c).
  -----                 ---------------

  Base Rate:  The prime rate (or base rate) reported in the Money Rates column
  ---------
or comparable section of The Wall Street Journal as the rate then in effect for
                         -----------------------
corporate loans at large U.S. money center commercial banks, whether or not such rate has actually been charged by any such bank. If no such rate is reported in

The Wall Street Journal or if such rate is discontinued, then Base Rate shall
- -----------------------
mean such other successor or comparable rate as Lessor may reasonably designate.

  Base Rent Schedule:  As defined in Section 3.1(a) and Exhibit D-1 and D-2.
  ------------------                 --------------------------------------

  Beverage Sales:  Shall mean gross revenue from the sale of (i) wine, beer,
  --------------
liquor or other alcoholic beverages, whether sold in a bar or lounge, delivered to or available in a guest room, sold at meetings or banquets or at any other location at the Leased Property and (ii) non-alcoholic beverages sold in a bar or lounge. Such gross revenue constituting Beverage Sales shall include sales by Lessee and its permitted subtenants, licensees and concessionaires, but revenues from subleases, licenses or similar arrangements for alcoholic beverage sales which are entered into by Lessor, by any prior owner of the Leased Property, or by Lessee in compliance, but only in compliance, with Section 21.1
                                                                   ------------
with parties who are not Affiliates of Lessee, or of Wyndham Hotel Corporation or its affiliates or subsidiaries, shall be classified as Other Income and shall only include rents received by Lessee under such existing subleases, licenses or similar arrangements. Such revenue shall be determined in a manner consistent with the Uniform System and shall not include the following:

    (a) Any gratuity or service charge added to a customer's bill or statement in lieu of a gratuity which is paid directly to an employee;

    (b) Credits, rebates or refunds; and

    (c) Sales taxes or taxes of any other kind imposed on the sale of alcoholic or other beverages.

  Break Points:  As defined in Section 3.1(c).
  ------------                 --------------

  Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday that is
  ------------
not a day on which national banks in the City of Dallas, Texas or in the municipality wherein the Leased Property is located are closed.

  CPI Factor:  As defined in Section 3.1(f).
  ----------                 --------------

  Capital Budget:  As defined in Section 3.5.
  --------------                 -----------

  Capital Expenditures:  Amounts advanced to pay the costs of Capital
  --------------------
Improvements.

  Capital Expenditures Reserve:  An amount equal to 4% of Gross Revenues for
  ----------------------------
each Lease Year, to be set up, funded and maintained by Lessor in accordance with the provisions of Article XXXVIII hereof.
                       ---------------

  Capital Impositions:  Taxes, assessments or similar charges imposed upon or
  -------------------
levied against the Leased Property for the costs of public improvements, including, without limitation, roads, sidewalks, public lighting fixtures, utility lines, storm sewers drainage facilities, and similar improvements.

  Capital Improvements:  Subject to the limitations on dollar amounts and the
  --------------------
affect on the useful life of specified improvements set forth in Exhibit C
                                                                 ---------
attached hereto, improvements to (a) the external walls and internal load bearing walls (other than windows and plate glass), (b) the roof of the Facility, (c) private roadways, parking areas, sidewalks and curbs appurtenant thereto that are under Lessee's control (other than cleaning, patching and striping), (d) mechanical, electrical and plumbing systems that service common areas, entire wings of the Facility or the entire Facility, including conduit and ductware connected thereto, and (e) items of the types described on Exhibit
                                                                        -------
C attached hereto as "capital".  Any dispute as to whether an improvement is a
- -
capital or non-capital improvement shall be resolved by arbitration pursuant to

Section 40.2.
- ------------

  Cash:  Means (a) cash or other immediately available funds, (b) any debt
  ----
instrument with a term of up to 12 months that is issued by or backed by the full faith and credit of the United States, (c) any certificate of deposit with a term of up to 12 months that is issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is an Approved Financial Institution, and which instrument is in form and substance satisfactory to the Lessor, (d) any irrevocable, "clean" letter of credit issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is an Approved Financial Institution, and which instrument is in form and substance satisfactory to the Lessor, and (e) a repurchase agreement with a term of up to ninety (90) days that is binding upon an Approved Financial Institution, and which agreement is in form and substance satisfactory to the Lessor.

  Cash-on-Hand:  All cash, working capital funds and funds in bank accounts
  ------------
described on Schedule 2.1 attached hereto.
             ------------

  CERCLA:  The Comprehensive Environmental Response, Compensation and Liability
  ------
Act of 1980, as amended.

  Claims:  As defined in Section 12.1.
  ------                 ------------

  COBRA:  The Consolidated Omnibus Budget Reconciliation Act of 1985, as
  -----
amended.

  Code:  The Internal Revenue Code of 1986, as amended.
  ----

  Commencement Date:  As defined in Section 1.2.
  -----------------                 -----------

  Company: Patriot American Hospitality, Inc., a Virginia corporation.
  -------

  Comparable Lease:  As defined in Section 36.1.
  ----------------                 ------------

  Condemnation, Condemnor:  As defined in Section 15.1.
  -----------------------                 ------------

  Consolidated Financials:  For any fiscal year or quarterly accounting period
  -----------------------
for Lessee and its consolidated Subsidiaries, statements of operations, partners' capital and cash flow (or, in the case of a corporation, statements of operations, retained earnings and cash flow) for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes to any such yearly statement, all in such detail as may be required by the SEC with respect to filings made by the Company or Lessor, and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP and audited annually (and quarterly if required by the SEC) by Ernst & Young or another so-called "Big Six" firm of independent certified public accountants designated by Lessor. Consolidated Financials shall be prepared on the basis of a December 31 fiscal year of Lessee, or on such other basis as Lessor shall designate. Any cost for such audit shall be borne by Lessor.

  Consumable Supplies:  Office supplies, cleaning supplies, uniforms, laundry
  -------------------
and valet supplies, engineering supplies, fuel, stationery, soap, matches, toilet and facial tissues, and such other supplies as are consumed customarily on a recurring basis in the operation of the Facility, together with food and beverages that are to be offered for sale to guests and to the public.

  Consumer Price Index:  The "Consumer Price Index" published by the Bureau of
  --------------------
Labor Statistics of the United States Department of Labor, U.S. City Average, All Item for Urban Wage Earners and Clerical Workers (1982-1984=100).

  Crow Family Group:  Descendants and Persons controlled by or for the benefit
  -----------------
of descendants of Trammell Crow (together with their respective affiliates or in the case of natural persons, the members of their immediate families).

  Cumulative Monthly Portion:  As defined in Section 3.1(c)(ii).
  --------------------------                 ------------------

  Date of Taking:  As defined in Section 15.1(b).
  --------------                 ---------------

  Emergency Expenditures:  Expenditures required to take necessary or
  ----------------------
appropriate actions to respond to Emergency Situations.

  Emergency Situations:  Fire, any other casualty, or any other events,
  --------------------
circumstances or conditions which threaten the safety or physical well-being of the Facility's guests or employees or which involve the risk of material property damage or material loss to the Facility.

  Environmental Authority:  Any department, agency or other body or component of
  -----------------------
any Government that exercises any form of jurisdiction or authority under any Environmental Law.

  Environmental Authorization:  Any license, permit, order, approval, consent,
  ---------------------------
notice, registration, filing or other form of permission or authorization required under any Environmental Law.

  Environmental Laws:  All applicable federal, state, local and foreign laws and
  ------------------
regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to CERCLA, FIFRA, RCRA, SARA and TSCA.

  Environmental Liabilities:  Any and all actual or potential obligations to pay
  -------------------------
the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Lessor, Lessee, any Predecessor, the Leased Property or any property used therein and arising out of:

    (a) the failure to comply at any time with all Environmental Laws applicable to the Leased Property;

    (b) the presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

    (c) a Release or threatened Release of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property;

    (d) the identification of Lessee, Lessor or any Predecessor as a potentially responsible party under CERCLA or under any other Environmental Law;

    (e) the presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under the Leased Property or any adjacent site or facility; or

    (f) any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at the Leased Property, or resulting from operation thereof or any adjoining property.

  Event of Default:  As defined in Section 16.1.
  ----------------                 ------------

  Executive Personnel:  The general manager and the hotel manager.
  -------------------

  Existing Condition:  As defined in Section 8.3(b).
  ------------------                 --------------

  Facility:  The hotel and/or other facility offering lodging and other services
  --------
or amenities being operated or proposed to be operated on the Leased Property.

  First Fixed Year:  As defined in Section 3.1(b)(i).
  ----------------                 -----------------

  FIFRA:  The Federal Insecticide, Fungicide, and Rodenticide Act, as amended.
  -----

  First Tier Food Sales Percentage:  As defined in Section 3.1(c)(ii) and
  --------------------------------                 ------------------
Exhibit B.
- ---------

  First Tier Room Revenue Percentage:  As defined in Section 3.1(c)(ii) and
  ----------------------------------                 ------------------
Exhibit B.
- ---------

  Fixed Base Rent:  As defined in Article III.
  ---------------                 -----------

  Fixed Rent Period:  As defined in Section 3.1(b).
  -----------------                 --------------

  Fixtures:  As defined in Section 1.1.
  --------                 -----------

  Food Sales:  Shall mean (i) gross revenue from the sale of food and non-
  ----------
alcoholic beverages that are prepared at the Facility and sold or delivered on or off the Facility by Lessee, its permitted subtenants, licensees, or concessionaires whether for cash or for credit, including in respect of guest rooms, banquet rooms, meeting rooms and other similar rooms, and (ii) gross revenue from the rental of banquet, meeting and other similar rooms. Such gross revenue constituting Food Sales shall include sales by Lessee and its permitted subtenants, licensees and concessionaires, but revenues from subleases, licenses or similar arrangements for food and non-alcoholic beverage sales which are entered into by Lessor, by any prior owner of the Leased Property, or by Lessee, in compliance, but only in compliance, with Section 21.1 with parties who are
                                            ------------
not Affiliates of Lessee, or of Wyndham Hotel Corporation or its affiliates or subsidiaries, shall be classified as Other Income and shall only include rents received by Lessee under such existing subleases, licenses or similar arrangements. Such revenue shall be determined in a manner consistent with the Uniform System and shall not include the following:

    (a) Vending machine sales;

    (b) Any gratuities or service charges added to a customer's bill or statement in lieu of a gratuity which is paid directly to an employee;

    (c) Non-alcoholic beverages sold from a bar or lounge;

    (d) Credits, rebates or refunds; and

    (e) Sales taxes or taxes of any other kind imposed on the sale of food or non-alcoholic beverages.

  Franchise Agreement:  Any franchise agreement or license agreement with a
  -------------------
franchisor under which the Facility is hereafter operated, if any.

  Furniture and Equipment:  For purposes of this Lease, the terms "furniture and
  -----------------------
equipment" shall mean collectively all furniture, furnishings, wall coverings, fixtures and hotel equipment and systems owned by Lessor and located at, or used in connection with, the Facility, together with all replacements therefor and additions thereto, including, without limitation, (i) all equipment and systems required for the operation of kitchens, bars and restaurants, and laundry and dry cleaning facilities, (ii) office equipment, (iii) dining room wagons, materials handling equipment, and cleaning and engineering equipment, (iv) telephone and computerized accounting systems, and (v) vehicles.

  GAAP:  Generally accepted accounting principles as are at the time applicable
  ----
and otherwise consistently applied.

  Government:  The United States of America, any city, county, state, district
  ----------
or territory thereof, any foreign nation, any city, county, state, district, department, territory or other political division thereof, or any political subdivision of any of the foregoing having jurisdiction over the Facility, Lessee or Lessor.

  Gross Operating Expenses:  For purposes of this Lease, the term "Gross
  ------------------------
Operating Expenses" shall mean for a period the expenses of the Facility for such period which are deducted from revenues for purposes of determining Lessee's "Income Before Fixed Charges" (as such term is commonly used in the Uniform System) and shall include all salaries and employee expense and payroll taxes (including salaries, wages, bonuses and other compensation of all employees of the Facility, and benefits including life, medical and disability insurance and retirement benefits), insurance costs and expenses, expenditures described in Section 9.1, operational supplies, utilities, governmental fees and
             -----------
assessments, food, beverages, laundry service expense, the cost of Inventory, license fees, advertising, marketing, reservation systems and any and all other operating expenses as are reasonably necessary for the proper and efficient operation of the Facility incurred by Lessee in accordance with the provisions hereof (excluding, however, (i) federal, state and municipal excise, sales and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes, paid over to federal, state or municipal governments, (ii) the cost of insurance to be provided by Lessor under Article
                                                                       -------
XIII, (iii) Real Estate Taxes and Personal Property Taxes, and (iv) payments on
- ----
any Mortgage or other security instrument on the Facility); all determined in accordance with GAAP and the Uniform System.

  Gross Operating Profit:  For any Lease Year, the excess of Gross Revenues over
  ----------------------
Gross Operating Expenses.

  Gross Revenues:  All revenues, receipts, and income of any kind derived
  --------------
directly or indirectly by Lessee from or in connection with the Facility whether on a cash basis or credit, paid or collected, determined in accordance with GAAP and the Uniform System, excluding, however: (i) funds furnished by Lessor, (ii) federal, state and municipal excise, sales, and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes and paid over to federal, state or municipal governments, (iii) gratuities, (iv) proceeds of insurance and condemnation, (v) proceeds from sales other than sales in the ordinary course of business, (vi) all loan proceeds from financing or refinancings of the Facility or interests therein or components thereof, (vii) judgments and awards, except any portion thereof arising from normal business operations of the hotel, and (viii) items constituting "allowances" under the Uniform System.

  Guarantor:  TCFH Assurance, L.P., a Texas limited partnership.
  ---------

  Guaranty:  That certain Guaranty dated of even date herewith executed by
  --------
Guarantor in favor of Lessor.

  Hazardous Materials:  All chemicals, pollutants, contaminants, wastes and
  -------------------
toxic substances, including without limitation:

    (a) Solid or hazardous waste, as defined in RCRA or in any Environmental
Law;

    (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

    (c) Toxic substances, as defined in TSCA or in any Environmental Law;

    (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law;

    (e) Gasoline or any other petroleum product or byproduct, polychlorinated biphenyls, asbestos and urea formaldehyde;

    (f) Asbestos or asbestos containing materials;

    (g) Urea Formaldehyde foam insulation; and

    (h) Radon gas.

  Holder:  Any holder of any indebtedness of the Lessor or any of its
  ------
Affiliates, any holder of a Mortgage, any purchaser of the Leased Property or any portion thereof at a foreclosure sale or any sale in lieu thereof, or any designee of any of the foregoing.

  Impositions:  Collectively, all taxes (including, without limitation, all ad
  -----------
valorem, sales and use, occupancy, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Lessee or Lessor or Lessee's business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon
(a) Lessor's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property, or the leasing or use of the Leased Property or any part thereof by Lessee. Nothing contained in this definition of Impositions shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person, or (2) any net revenue tax of Lessor or any other person, or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof.

  Indemnified Party:  Either of a Lessee Indemnified Party or a Lessor
  -----------------
Indemnified Party.

  Indemnifying Party:  Any party obligated to indemnify an Indemnified Party
  ------------------
pursuant to any provision of this Lease.

  Initial Base Rent:  As defined in Article III.
  -----------------                 -----------

  Initial Inventory and Cash-on-Hand:  As defined in Section 6.2(a).
  ----------------------------------                 --------------

  Initial Rent Period:  As defined in Section 3.1(a).
  -------------------                 --------------

  Initial Year Fixed Base Rent:  As defined in Section 3.1(b)(i).
  ----------------------------                 -----------------

  Insurance Requirements:  All terms of any insurance policy required by this
  ----------------------
Lease and all requirements of the issuer of any such policy.

  Inventory:  All "Inventory" as defined in the Uniform System, including, but
  ---------
not limited to, linens, china, silver, glassware and other non-depreciable personal property, and any property of the type described in Section 1221(1) of the Code.

  Land:  As defined in Article I.
  ----                 ---------

  Lease:  This Lease.
  -----

  Lease Master Agreement:  That certain Lease Master Agreement dated of even
  ----------------------
date herewith executed by and between Lessor and Lessee, and all amendments thereto.

  Lease Year:  Any twelve-month period from January 1 to December 31 during the
  ----------
Term; provided that the initial Lease Year shall be the period beginning on the Commencement Date and ending on December 31, 1996, and the last Lease Year shall be the period beginning on January 1 of the calendar year in which the Term expires (to the extent any computation or other provision hereof provides for an action to be taken on a Lease Year basis, an appropriate proration or other adjustment shall be made in respect of the initial and final Lease Years to reflect that such periods are less than full calendar year periods).

  Leased Improvements; Leased Property:  Each as defined in Article I.
  ------------------------------------                      ---------

  Legal Requirements:  All federal, state, county, municipal and other
  ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use, operation or alteration thereof (whether by Lessee or otherwise), now existing or hereafter enacted and in force, including all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare at the Leased Property; and all permits, licenses and authorizations necessary or appropriate to operate the Leased Property for its Primary Intended Use; and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances hereafter created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

  Lessee:  The Lessee designated on this Lease and its permitted successors and
  ------
assigns.

  Lessee Indemnified Party:  Lessee, any Affiliate of Lessee, Manager, any other
  ------------------------
Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest in Lessee, the officers, directors, stockholders, partners, members, employees, agents and representatives of any of the foregoing Persons and any corporate stockholder, agent, or representative of any of the foregoing Persons, and the respective heirs, personal representatives, successors and assigns of any such officer, director, stockholder, employee, agent or representative.

  Lessee's Personal Property:  As defined in Section 6.2.
  --------------------------                 -----------

  Lessor:  The Lessor designated on this Lease and its respective successors and
  ------
assigns.

  Lessor Impositions:  With respect to each Lease Year, an amount equal to the
  ------------------
aggregate amount of Capital Impositions, Real Estate Taxes and Personal Property Taxes due and payable for such Lease Year.

  Lessor Indemnified Party:  Lessor, any Affiliate of Lessor, including the
  ------------------------
Company, any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest in Lessor, the officers, directors, stockholders, partners, members, employees, agents and representatives of any of the foregoing Persons and of any stockholder, partner, member, agent, or representative of any of the foregoing Persons, and the respective heirs, personal representatives, successors and assigns of any such officer, director, partner, stockholder, employee, agent or representative.

  Lessor Insurance Costs:  The costs to be borne by Lessor for insurance
  ----------------------
coverages contemplated by Article XIII hereof.
                          ------------

  Lessor Obligations:  An amount equal to (a) the aggregate amount that Lessor
  ------------------
is obligated to pay for the Lease Year in question under the terms of this Lease for Lessor Impositions and Lessor Insurance Costs, as adjusted pursuant to the terms hereof and the Lease Master Agreement plus (b) the amount to be funded by Lessor in the Capital Expenditures Reserve for the Lease Year in question.

  Lessor's Audit:  An audit by Lessor's independent certified public accountants
  --------------
of the operation of the Leased Property during any Lease Year, which audit may, at Lessor's election, be either a complete audit of the Leased Property's operations or an audit of Room Revenues, Food Sales, Beverage Sales and Other Income realized from the operation of the Leased Property during such Lease Year.

  Licenses:  As defined in Section 42.2.
  --------                 ------------

  Management Agreement:  As defined in Section 21.3.
  --------------------                 ------------

  Manager:  As defined in Section 21.3.
  -------                 ------------

  Market Decline:  As defined in Section 3.7(b).
  --------------                 --------------

  Market Force Majeure Event:  As defined in Section 3.7(d).
  --------------------------                 --------------

  Measurement Date:  As defined in Section 3.1(f).
  ----------------                 --------------

  Migration:  As defined in Section 8.3(b).
  ---------                 --------------

  Minimum Net Worth:  As defined in the Guaranty.
  -----------------

  Monthly Revenues Computation:  As defined in Section 3.1(c).
  ----------------------------                 --------------

  Mortgage:  As defined in Section 28.2.
  --------                 ------------

  Net Worth:  As defined in the Guaranty.
  ---------

  Nonconsumable Inventory:  Inventory exclusive of Consumable Supplies.
  -----------------------

  Notice:  A notice given pursuant to Article XXX.
  ------                              -----------

  Officer's Certificate:  A certificate of Lessee reasonably acceptable to
  ---------------------
Lessor, signed by the chief financial officer or another officer duly authorized so to sign by Lessee or a general partner of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

  Operating Budget:  As defined in Section 3.5.
  ----------------                 -----------

  Other Income:  All revenues, receipts, and income of any kind derived directly
  ------------
or indirectly from or in connection with the Facility and included in Gross Revenues other than Room Revenues, Food Sales or Beverage Sales.

  Other Income Percentage:  As defined in Section 3.1(c)(ii) and Exhibit B.
  -----------------------                 ------------------     ---------

  Other Leased Properties:  Shall mean any other hotels, in addition to the
  -----------------------
Leased Property, which at the time are the subject of leases in which Lessor or an Affiliate of Lessor is the landlord and Lessee is the tenant.

  Other Leases:  Shall mean the leases in effect at the time pursuant to which
  ------------
Lessor or an Affiliate of Lessor leases to Lessee or the Other Leased
Properties.

  Overdue Rate:  On any date, a rate equal to the Base Rate plus 5% per annum,
  ------------
but in no event greater than the maximum rate then permitted under applicable law.

  Payment Date:  Any due date for the payment of any installment of Rent.
  ------------

  Percentage Rent:  As defined in Section 3.1(c).
  ---------------                 --------------

  Performance Failure:  A Revenue Performance Shortfall, a Market Decline or a
  -------------------
Profit Decline.

  Performance Standard:  When (a) Initial Base Rent, annualized to reflect
  --------------------
ownership of
the Leased Property for a full calendar year, exceeds eleven percent (11%) of the sum of (i) $45,000,000 plus (ii) Total Hotel Cost plus (iii) Renovation
                           ----                       ----
Costs and (b) Fixed Base Rent for the First Fixed Year exceeds twelve percent (12%) of (i) $45,000,000 plus (ii) Total Hotel Cost plus (iii) Renovation Costs.
                         ----                       ----

  Person:  Any Government, natural person, corporation, partnership, trust or
  ------
other legal entity.

  Personal Property Limitation:  As defined in Section 18.1.
  ----------------------------                 ------------

  Personal Property Taxes:  All personal property taxes imposed on the
  -----------------------
furniture, furnishings or other items of personal property located on, and used in connection with, the operation of the Leased Improvements as a hotel (other than Inventory and other personal property owned by the Lessee and/or its tenants, licensees, concessionaires, agents or contractors), together with all replacements, modifications, alterations and additions thereto.

  Predecessor:  Any Person whose liabilities arising under any Environmental Law
  -----------
have or may have been retained or assumed by Lessor or Lessee pursuant to the provisions of this Lease.

  Primary Intended Use:  As defined in Section 7.2(b).
  --------------------                 --------------

  Proceeding:  Any judicial action, suit or proceeding (whether civil or
  ----------
criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

  Profit Decline:  As defined in Section 3.7(c).
  --------------                 --------------

  Purchase Price:  $44,000,000.00.
  --------------

  RCRA:  The Resource Conservation and Recovery Act, as amended.
  ----

  Real Estate Taxes:  All real estate taxes, including general and special
  -----------------
assessments, if any, which are imposed upon the Land and any improvements thereon.

  Release:  A "Release" as defined in CERCLA or in any Environmental Law, unless
  -------
such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

  Renovation Costs:  An amount equal to those costs and expenses, with respect
  ----------------
to any Capital Improvements, which have been incurred in accordance with the Lease Master Agreement.

  Rent:  Collectively, the Initial Base Rent, Fixed Base Rent, Percentage Rent,
  ----
and Additional Charges.

  Revenue Audit:  As defined in Section 3.2(b).
  -------------                 --------------

  Revenue Performance Shortfall:  As defined in Section 3.7(a).
  -----------------------------                 --------------

  Revenues Computation:  As defined in Section 3.1(c).
  --------------------                 --------------

  RevPAR Yield Index:  As defined in Section 3.7(b).
  ------------------                 --------------

  Room Revenues:  Gross revenue from the rental of guest rooms, whether to
  -------------
individuals, groups or transients, at the Facility, determined in a manner consistent with the Uniform System, excluding the following:

         (a) The amount of all credits, rebates or refunds to customers, guests or patrons; and

         (b) All sales taxes or any other taxes imposed on the rental of such guest rooms; and

         (c) any fees collected for amenities including, but not limited to, telephone, laundry, movies or concessions.

  SARA:  The Superfund Amendments and Reauthorization Act of 1986, as amended.
  ----

  SEC:  The U.S. Securities and Exchange Commission or any successor agency.
  ---

  Second Tier Food Sales Percentage:  As defined in Section 3.1(c)(ii) and
  ---------------------------------                 ------------------
Exhibit B.
- ---------

  Second Tier Room Revenue Percentage:  As defined in Section 3.1(c)(ii) and
  -----------------------------------                 ------------------
Exhibit B.
- ---------

  Seller:  Houston Greenspoint Hotel Associates, a Texas limited partnership.
  ------

  State:  The State or Commonwealth of the United States in which the Leased
  -----
Property is located.

  STR Reports:  Reports compiled by Smith Travel Research which contain
  -----------
historical supply and demand, occupancy, and average rate information for the Facility and hotels with which it competes.

  Subsidiaries:  Corporations or other entities in which Lessee owns, directly
  ------------
or indirectly, 50% or more of the voting rights or control, as applicable (individually, a "Subsidiary").
                  ----------

  Succeeding Year:  As defined in Section 3.7(d).
  ---------------                 --------------

  Taking:  A permanent or temporary taking or voluntary conveyance during the
  ------
Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

  Tax Law Change:  A change in the Code (including, without limitation, a change
  --------------
in the Treasury regulations promulgated thereunder) or in the judicial or administrative interpretations of the Code, which in Lessor's determination will permit Lessor or an Affiliate thereof to operate the Facility as a hotel without adversely affecting the Company's qualification for taxation as a real estate investment trust under the applicable provisions of the Code.

  Term:  As defined in Section 1.2.
  ----                 -----------

  Third Tier Room Revenue Percentage:  As defined in Section 3.1(c)(ii) and
  ----------------------------------                 ------------------
Exhibit B.
- ---------

  Total Hotel Cost:  The lesser of (a) $250,000.00, and (b) the aggregate of all
  ----------------
costs and expenses paid or accrued by Lessor in connection with the initial acquisition, leasing and financing of the Facility, including, without limitation, all legal, accounting, engineering, consulting, commissions, title, escrow, loan and other fees, costs and expenses incurred in connection with the initial acquisition, leasing and financing of the Facility (whether before or after the closing) and franchise transfer or new franchise fees; provided, however, the amounts described in clause (b) shall not include (i) the Purchase Price, or (ii) any of such costs which were paid or reimbursed by Seller to Lessor on or before the date hereof.

  TSCA:  The Toxic Substances Control Act, as amended.
  ----

  Unavoidable Delay:  Delay due to strikes, lock-outs, labor unrest, inability
  -----------------
to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty, condemnation or other similar causes beyond the reasonable control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the reasonable control of either party hereto unless such lack of funds is caused by the breach of the other party's obligation to perform any obligations of such other party under this Lease.

  Uneconomic for its Primary Intended Use:  A state or condition of the Facility
  ---------------------------------------
such that in the judgment of Lessor the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, such that Lessor intends to, and shall, cease operations from the Leased Facility.

  Uniform System:  Shall mean the Uniform System of Accounts for Hotels (8th
  --------------
Revised Edition, 1986) as published by the Hotel Association of New York City, Inc., as the same may hereafter be revised, and as the same is interpreted and applied by the Lessor's independent certified public accountants in connection with any Lessor's Audit.

  Unsuitable for its Primary Intended Use:  A state or condition of the Facility
  ---------------------------------------
such that in the judgment of Lessor the Facility cannot function as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel comparable in quality and function to that of the Facility prior to the damage or loss.

  Wyndham Standards:  Nationwide standards established by Wyndham Hotels for
  -----------------
hotels comparable to the Facility which utilize the Wyndham name and which offer comparable quality, service and amenities as the Facility; provided, however, that Lessor shall not be obligated to comply with, and the term Wyndham Standards as used in this Lease shall not include, standards which constitute an upgrade of the Facility or its quality, services and amenities to a different class of hotel (such as, for example, an upgrade from current Wyndham hotel standards to those of a Ritz Carlton or Four Seasons, or an upgrade of standards applicable to a Holiday Inn, to those of a Holiday Inn Crowne Plaza, or an upgrade of standards from a Wyndham Garden to a Wyndham Hotel).

                                   ARTICLE III
                                  ------------

                                      RENT
                                      ----

  3.1  Rent.  Lessee will pay to Lessor in lawful money of the United States of
       ----
America which shall be legal tender for the payment of public and private debts, at Lessor's address set forth in Article XXX hereof or at such other place or to
                                 -----------
such other Person, as Lessor from time to time may designate in a Notice, all Rent contemplated hereby during the Term on the following basis:

    (a) Initial Base Rent:  During the period (the "Initial Rent Period") ending
        -----------------                           -------------------
on December 31, 1996, Lessee shall pay to Lessor Initial Base Rent (herein so called) on the following basis:

        (i) Initial Base Rent shall be payable on an estimated basis monthly in arrears on the first day of each month following the month for which Initial Base Rent has accrued, commencing at the times and in the amounts which are set forth on the Base Rent Schedule (herein so called) attached hereto as Exhibit D-
                                                                      ---------
1 and made a part hereof for all purposes.
- -

        (ii) At the end of the Initial Rent Period or as soon thereafter as may be reasonably practicable, Lessor and Lessee shall determine the Actual 1996 Initial Base Rent (herein so called) which shall be an amount equal to (a) Lessor Obligations for the Initial Rent Period plus (b) an amount equal to the
                                               ----
product of the sum of (x) the Purchase Price, plus (y) the Renovation Costs
                                              ----
incurred for the Initial Rent Period, plus (z) the Total Hotel Cost as of
                                      ----
December 31, 1996 times ten percent (10%).
                  -----

        (iii) To the extent that the Actual 1996 Initial Base Rent is more than the estimated Initial Base Rent actually paid by Lessee to Lessor, and all or a portion of such additional amount has not been previously paid by Lessee to Lessor as Percentage Rent, Lessee shall be obligated to pay to Lessor the amount of such difference. To the extent that the Actual 1996 Initial Base Rent is less than the amounts actually paid in respect to estimated Initial Base Rent and installments of Percentage Rent for the Initial Rent Period, and only to the extent Lessee is not otherwise obligated to pay Percentage Rent for the Initial Rent Period, Lessee shall be entitled to a credit against the next ensuing payments of Fixed Base Rent or Percentage Rent; provided, however, if such overpayment is greater than a monthly payment of Fixed Base Rent, Lessor shall pay the amount which is over and above the monthly payment of Fixed Base Rent to Lessee within thirty (30) days after such determination. The adjustments, computations and payments, if any, contemplated by this subparagraph (a)(iii) shall be made and concluded on or before January 31, 1997.

    (b) Fixed Base Rent:  For the period (the "Fixed Rent Period") beginning
        ---------------                        -----------------
on January 1, 1997 and for each year thereafter during the Term, Lessee shall pay to Lessor, Fixed Base Rent (herein so called) on the following basis:

       (i)     Fixed Base Rent for the Lease Year 1997 (the "First Fixed Year")
                                                             ----------------
    shall be an amount equal to the sum of (a) Lessor Obligations for the Initial Rent Period, annualized to reflect ownership of the Leased Property for a full calendar year, plus (b) an amount equal to the product of the sum
                              ----
    of (x) the Purchase Price, plus (y) the Renovation Costs, plus (z) the Total
                               ----
    Hotel Cost as of December 31, 1996 times ten percent (10%). The result of
                                       -----
    the foregoing calculation in this Section 3.1(b)(i) shall then be multiplied by the CPI Factor (hereinafter defined in Section 3.1(f)(i)(2)). The Fixed Base Rent for the First Fixed Year (Lease Year 1997) is herein called the "Initial Year Fixed Base Rent". Collectively, the amounts comprising (x),
     ----------------------------
    (y) and (z) above shall be referred to herein as the "Agreed Hotel Cost".
                                                          -----------------

        For example, if (i) Agreed Hotel Cost were $5,000,000.00, (ii) Lessor Obligations for the Initial Rent Period on an annualized basis, as if Lessor owned the Leased Property for a full calendar year, were $100,000.00 and
    (iii) the CPI Factor were 1.03, then the Initial Year Fixed Base Rent would be $618,000.00: [($5,000,000.00 X 10%) plus $100,000.00] X 1.03.

       (ii) Estimates of Initial Year Base Rent shall be paid in arrears on the first day of each month in the amounts set forth in the Base Rent Schedule attached hereto as Exhibit D-2 and made a part hereof for all
                                -----------
    purposes. At the end of the First Fixed Year or as soon thereafter as is practicable, Lessor and Lessee shall determine the Actual 1997 Fixed Base Rent (herein so called) and to the extent that the Actual 1997 Fixed Base Rent is more than the Initial Year Fixed Base Rent actually paid by Lessee to Lessor and all or any portion of such additional rent has not been previously paid by Lessee to Lessor as installments of Percentage Rent for the First Fixed Year, Lessee shall be obligated to pay Lessor the amount of such difference within thirty (30) days after such determination. To the extent that the Actual 1997 Fixed Base Rent is less than the amounts actually paid in respect to the Fixed Base Rent and installments of Percentage Rent paid for the First Fixed Year, and only to the extent Lessee is not otherwise obligated to pay Percentage Rent for the First Fixed Year, Lessee shall be entitled to a credit against the next ensuing payments of Fixed Base Rent or Percentage Rent; provided, however, if such overpayment is in excess of the monthly payment of Fixed Base Rent, Lessor shall pay the amount which is over and above the monthly payment of Fixed Base Rent to Lessee within thirty (30) days after such determination. The adjustments, computations and payments, if any, contemplated by this subparagraph (b)(ii) shall be made and concluded on or before January 31, 1998.

       (iii) The Fixed Base Rent for the Lease Year commencing January 1, 1998 and for each Lease Year thereafter shall be an amount equal to the Actual 1997 Fixed Base Rent, subject to increases as set forth in subparagraph (f) below. In addition, in the event the Performance Standard is reached, the Actual 1997 Fixed Base Rent, for purposes of calculating Fixed Base Rent for the Lease Year commencing January 1, 1998 and for each Lease Year thereafter, shall be increased by $100,000.00.

       (iv) Fixed Base Rent shall be payable in arrears in equal, consecutive monthly installments, on or before the first day of each month following the month for which such rent has accrued; provided, however, that (a) Initial Base Rent or Fixed Base Rent shall be prorated as to any Lease Year which is less than twelve (12) months, (b) the first and last monthly payments of Initial Base Rent or Fixed Base Rent shall be prorated as to any partial month, and (c) payments of Initial Base Rent or Fixed Base Rent shall be subject to abatement where and only where and to the extent expressly provided in this Lease. Such prorations shall not affect the calculation of Fixed Base Rent for subsequent Lease Years.

    (c) Percentage Rent:  In addition to the sums payable pursuant to
        ---------------
subparagraphs (a) and (b) above, Lessee shall, within ten (10) days after the last day of each month during the Term hereof, pay to Lessor an amount equal to the Percentage Rent (herein so called) payable in accordance with the provisions of this subparagraph (c). Percentage Rent shall be calculated by the following formula (the "Revenues Computation"):
              --------------------

        (i) For any calendar month, Percentage Rent shall equal:

            (1) An amount equal to the Monthly Revenues Computation (defined below), for the Lease Year in question

                                      less

            (2) An amount equal to the Initial Base Rent or Fixed Base Rent, as applicable, paid by Lessee to Lessor for the Lease Year to date less

            (3) An amount equal to the Percentage Rent theretofore paid for the
                Lease Year in question to date.

       (ii) "Monthly Revenues Computation" shall be computed utilizing the
             ----------------------------
  following definitions:

            (1) "Cumulative Monthly Portion" shall mean a fraction having as its
               --------------------------
    numerator the total number of calendar months (including partial months) in a Lease Year which have elapsed prior to the month in which a monthly payment of Percentage Rent is due, and having as its denominator the total number of calendar months (including partial months) in the Lease Year. For example, the Cumulative Monthly Portion in a 12-month Lease Year for the January Percentage Rent payment due February 10 will be 1/12 and for the February Percentage Rent payment due March 10 will be 2/12, and such progression shall continue for each successive calendar month so that the Cumulative Monthly Portion for the December Percentage Rent payment due January 10 of the next Lease Year will be 12/12 or 100%.

            (2) "First Tier Room Revenue Percentage," "Second Tier Room Revenue
               ----------------------------------    ------------------------
    Percentage," "Third Tier Room Revenue Percentage," "First Tier Food Sales
    ----------    ----------------------------------    ---------------------
    Percentage," "Second Tier Food Sales Percentage" and "Other Income
    ----------    ---------------------------------       ------------
    Percentage" shall mean the percentages corresponding to
    ----------
          each of such terms as set forth on Exhibit B.
                                   ---------

                 (3) "Annual Room Revenues First Break Point" and "Annual Room
                      --------------------------------------       -----------
          Revenues Second Break Point" shall mean the amount of annual Room
          ---------------------------
          Revenues corresponding to each of such terms as set forth on
          Exhibit B.
          ---------

                (4) "Annual Food Sales Break Point" shall mean the amount of
                     -----------------------------
          annual Food Sales and Beverage Sales corresponding to such term as set forth on Exhibit B.
                       ---------

    (iii) The Monthly Revenues Computation shall be the amount obtained by adding, for the applicable Lease Year the following sums:

                 (1) an amount equal to the product of (a) the First Tier Room Revenue Percentage times (b) all year to date Room Revenues up to (but not exceeding) the Cumulative Monthly Portion of the Annual Room Revenues First Break Point,

                 (2) an amount equal to the product of (a) the Second Tier Room Revenue Percentage times (b) all year to date Room Revenues in excess of the Cumulative Monthly Portion of the Annual Room Revenues First Break Point up to (but not exceeding) the Cumulative Monthly Portion of the Annual Room Revenues Second Break Point,

                 (3) an amount equal to the product of (a) the Third Tier Room Revenue Percentage times (b) all year to date Room Revenues in excess of the Cumulative Monthly Portion of the Annual Room Revenues Second Break Point,

                 (4) an amount equal to the product of (a) the First Tier Food Sales Percentage times (b) the Cumulative Monthly Portion of all year to date Food Sales and Beverage Sales up to (but not exceeding) the Cumulative Monthly Portion of the Annual Food Sales Break Point,

                 (5) an amount equal to the product of (a) the Second Tier Food Sales Percentage times (b) all year to date Food Sales and Beverage Sales in excess of the Cumulative Monthly Portion of the Annual Food Sales Break Point, and

                 (6) an amount equal to the product of (a) the Other Income Percentage times (b) year to date revenues from Other Income.

    (iv) If the Term begins or ends in the middle of a calendar year, then the number of months falling within the Term during such calendar year shall constitute a separate Lease Year. In that event, the Annual Room Revenues First Break Point, the Annual Room Revenues Second Break Point, and the Annual Food Sales Break Point (collectively, the "Break Points") shall each be multiplied by
                                      ------------
a fraction equal to (A) the number of months (including partial months) in the Lease Year divided by (B)
           ----------
       twelve (12), and the Cumulative Monthly Portion for each of the months in such Lease Year shall be determined as set forth in the definition of Cumulative Monthly Portion above.

              (v) The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, shall be made not later than sixty (60) days after such expiration or termination date.

    (d) Officer's Certificates.  An Officer's Certificate shall be delivered to
        ----------------------
Lessor monthly setting forth the calculation of the Percentage Rent payment for the most recently completed month within 10 days after each month of each Lease Year during the Term and within twenty (20) days following each Lease Year during the Term for the most recently ended Lease Year. There shall be no reduction in Initial Base Rent or Fixed Base Rent regardless of the results of the Monthly or Annual Revenues Computation. Percentage Rent shall be subject to confirmation and adjustment, if applicable, as set forth in Section 3.2.

    (e) Annual Reconciliation of Percentage Rent.  Notwithstanding the amounts
        ----------------------------------------
of Percentage Rent paid monthly pursuant to the formula set forth above, for each Lease Year during the Term commencing with the Lease Year in which the Commencement Date occurs, the Percentage Rent payable under this Lease shall be equal to the amount determined by the following formula:

              The amount equal to the Annual Revenues Computation (as defined below) for the Lease Year in question less

              An amount equal to the Initial Base Rent or Fixed Base Rent, as the case may be, paid for the applicable Lease Year equals

              Percentage Rent for the applicable Lease Year.

The Annual Revenues Computation (herein so called) shall be the amount obtained by adding, for the applicable Lease Year, the following sums:

              (1) an amount equal to the First Tier Room Revenue Percentage of Room Revenues for the applicable Lease Year up to (but not exceeding) the Annual Room Revenues First Break Point,

              (2) an amount equal to the Second Tier Room Revenue Percentage of Room Revenues for the applicable Lease Year in excess of the Annual Room Revenues First Break Point up to (but not exceeding) the Annual Room Revenues Second Break Point,

                 (3) an amount equal to the Third Tier Room Revenue Percentage of Room Revenues for the applicable Lease Year in excess of the Annual Room Revenues Second Break Point,

                 (4) an amount equal to the First Tier Food Sales Percentage of Food Sales and Beverage Sales for the applicable Lease Year up to (but not exceeding) the Annual Food Sales Break Point,

                 (5) an amount equal to the Second Tier Food Sales Percentage of Food Sales and Beverage Sales for the applicable Lease Year in excess of the Annual Food Sales Break Point, and

                 (6) an amount equal to the Other Income Percentage of revenues from Other Income for the applicable Lease Year.

If the annual Percentage Rent due and payable for any Lease Year (as shown in the applicable Officer's Certificate) exceeds the amount actually paid as Percentage Rent by Lessee for such year, Lessee also shall pay such excess to Lessor within thirty (30) days following the date such certificate is delivered. If the Percentage Rent actually due and payable for such Lease Year is shown by such certificate to be less than the amount actually paid as Percentage Rent for the applicable Lease Year, Lessee shall be entitled to a credit in the amount of such overpayment against the next ensuing payment of Fixed Base Rent and/or Percentage Rent; provided, however, if such overpayment is in excess of the monthly payment of Fixed Base Rent, Lessor shall pay the amount which is over and above the monthly payment of Fixed Base Rent to Lessee within thirty (30) days after such determination. Notwithstanding the foregoing, if the Annual Revenues Computation is less than the Initial Base Rent or Fixed Base Rent, as the case may be, for the applicable Lease Year, Lessee shall not be entitled to any credit or refund.

    (f)   CPI Adjustments.
          ---------------

          (i) For the Lease Year commencing with the first Lease Year immediately following the First Fixed Year, and for each Lease Year thereafter during the Term, the Fixed Base Rent then in effect shall be increased in the following manner:

                 (1) The Fixed Base Rent for the Lease Year in question shall be an amount equal to the prior year's Fixed Base Rent multiplied by the CPI Factor.

                 (2) The term "CPI Factor" shall mean a percentage computed by
                               ----------
          dividing the Consumer Price Index for the day before the day that the new Lease Year commences ("Measurement Date") by the Consumer Price
                                     ----------------
          Index for the day that is twelve months preceding the Measurement
          Date.

          (ii) For each Lease Year during the Term beginning with the Lease Year commencing with the First Fixed Year, the Annual Room Revenues First Break Point and the Annual Room Revenues Second Break Point (together, the "Annual Room
                                                                -----------
Revenues Break Points"), and the Annual Food Sales Break Point then included in
- ---------------------
the Revenues

Computation set forth above, shall be increased as follows:


                        (1) The new Annual Room Revenues Break Points in the Revenues Computation described above for the Lease Year commencing with the First Fixed Year and for the Lease Year following the First Fixed Year, shall be the product of (i) the Annual Room Revenues Break Points in effect in the most recently ended Lease Year times (ii) the CPI Factor plus four hundred fifty
                          -----
(450) basis points. The new Annual Room Revenues Break Point in the Revenues Computation described above for the Lease Year commencing with the second Lease Year following the First Fixed Year and for each Lease Year thereafter shall be the product of (i) the Annual Room Revenues Break Points in effect in the most recently ended Lease Year times (ii) the CPI Factor plus eighty (80) basis
                          -----
points; and


                        (2) The new Annual Food Sales Break Point in the Revenues Computation described above for the Lease Year commencing with the First Fixed Year and for the Lease Year following the First Fixed Year, shall be the product of (i) the Annual Food Sales Break Points in effect in the most recently ended Lease Year times (ii) the CPI Factor plus four hundred fifty
                          -----
(450) basis points. The new Annual Food Sales Break Point in the Revenues Computation described above for the Lease Year commencing with the second Lease Year following the First Fixed Year and for each Lease Year thereafter during the Term, shall be the product of (i) the Annual Food Sales Break Point in effect in the most recently ended Lease Year times (ii) the CPI Factor plus
                                             -----
eighty (80) basis points.


           (iii) In no event shall the Fixed Base Rent, the Annual Room Revenues Break Points or the Annual Food Sales Break Point then in effect be reduced as a result of any changes in the Consumer Price Index or any calculations made pursuant to this Subparagraph (f).

           (iv) Adjustments calculated as set forth above in the Fixed Base Rent, Annual Room Revenues Break Points and the Annual Food Sales Break Point shall be effective on the first day of each calendar Lease Year to which such adjusted amounts apply. If Fixed Base Rent or Percentage Rent is paid prior to the determination of the amount of any adjustment to Fixed Base Rent, Percentage Rent, the Annual Room Revenues Break Points or the Annual Food Sales Break Point applicable for such period, whether because of a delay in the publication of the Consumer Price Index for the Measurement Date or because of any other reason, payment adjustments for any shortfall in or overpayment of Percentage Rent paid shall be made with the first Fixed Base Rent and Percentage Rent payments due after the amount of the adjustments are determined.

           (v) If (a) a significant change is made in the number or nature (or both) of items used in determining the Consumer Price Index, or (b) the Consumer Price Index shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index, together with information which will make possible a conversion to the new index in computing the adjusted Fixed Base Rent, Annual Room Revenues Break Points and Annual Food Sales Break Point hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistics on the cost of living in various U.S. cities that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

 3.2   Confirmation of Percentage Rent.
       -------------------------------

       (a) Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with GAAP and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain, for at least three (3) years after the expiration of each Lease Year, reasonably adequate records conforming to such accounting system showing all data necessary to conduct Lessor's Audit and to compute Percentage Rent for the applicable Lease Years.

       (b) Lessor shall have the right from time to time by its accountants or representatives to audit such information in connection with Lessor's Audit, and to examine all Lessee's records (including supporting data and sales and excise tax returns) reasonably required to complete Lessor's Audit and to verify Percentage Rent, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. If any Lessor's Audit discloses a deficiency in the payment of Percentage Rent, and either Lessee agrees with the result of Lessor's Audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest, at the Overdue Rate, from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any Lessor's Audit that is commenced more than one
(1) year after the end of any Lease Year, the deficiency, if any, with respect to such Percentage Rent shall bear interest, at the Overdue Rate, only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee, in which case interest at the Overdue Rate will accrue from the date such payment should have been made to the date of payment thereof. In addition to the amounts described above in this Section 3.2(b), if any Lessor's Audit discloses a
                        --------------
deficiency in the payment of Percentage Rent which, as finally agreed or determined, exceeds 3%, Lessee shall pay the costs of the portion of Lessor's Audit allocable to the determination of Gross Revenues (the "Revenue Audit")
                                                             -------------
and, if any such deficiency exceeds 5%, Lessee shall also pay, in addition to interest at the Overdue Rate and the cost of the Revenue Audit as aforesaid, an amount equal to 25% of such deficiency. In no event shall Lessor undertake a Lessor's Audit more than three (3) years after the last day of the Lease Year for which such audit is requested.

       (c) Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Lessor may disclose such information to prospective lenders and investors and to any other persons to whom disclosure is necessary to comply with Legal Requirements.

       (d) The obligations of Lessee contained in this Section shall survive the expiration or earlier termination of this Lease. Any dispute as to the existence or amount of any deficiency in the payment of Percentage Rent as disclosed by Lessor's Audit shall, if not otherwise settled by the parties, be submitted to arbitration pursuant to the provisions of Section 40.2.
                                                       ------------

  3.3  Additional Charges.  In addition to the Initial Base Rent, the Fixed Base
       ------------------
Rent and Percentage Rent, Lessee also will pay and discharge as and when due and payable the following: (a) any increase in Real Estate Taxes payable pursuant to Paragraph 3 of the Lease

Master Agreement, (b) all other amounts, liabilities, obligations and Impositions that Lessee assumes or agrees to pay under this Lease to Lessor and
(c) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) and/or (b) of this Section 3.3, Lessee also will
                                             -----------
promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items. The items referred to in clauses (a), (b) and (c) of this Section 3.3 being additional rent hereunder
                                 -----------
shall be referred to herein collectively as the "Additional Charges").  Lessor
                                                 ------------------
shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Initial Base Rent or Fixed Base Rent, as the case may be. If any installment of Initial Base Rent or Fixed Base Rent, as the case may be, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor within ten
(10) days of demand, as Additional Charges, a late charge (to the extent permitted by law) equal to the greater of (i) interest computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof, or (b) five percent (5%) of such amount. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay the same from monies received from Lessee.

   3.4  No Set Off.  Rent shall be paid to Lessor without set off, deduction or
        ----------
counterclaim; provided, however, that Lessee shall have the right of offset to the extent specifically provided in Section 39.1 and the right to assert any
                                    ------------
claim or counterclaim in a separate action brought by Lessee under this Lease or to assert any mandatory counterclaim in any action brought by Lessor under this Lease.

   3.5  Annual Budget.  Not later than sixty (60) days prior to the commencement
        -------------
of each Lease Year, Lessee shall prepare and submit to Lessor an operating budget (the "Operating Budget") and a capital budget (the "Capital Budget")
             ----------------                              --------------
prepared in accordance with the requirements of this Section 3.5 and in
                                                     -----------
substantially the same form as that previously submitted to Lessor or such other form as Lessor and Lessee mutually agree. The Operating Budget and the Capital Budget (together, the "Annual Budget") shall be prepared in accordance with the
                       -------------
Uniform System to the extent applicable and show by month and quarter and for the year as a whole in the degree of detail specified by the Uniform System for monthly statements, and in accordance with the detail level of monthly financial statements, the following:

      (a) Lessee's reasonable estimate of Gross Revenues (including room rates and Room Revenues) for the forthcoming Lease Year itemized on schedules on a monthly and quarterly basis as approved by Lessor and Lessee.

      (b) An estimate of any amounts Lessor will be requested to provide for Capital Improvements during the current and the next four (4) Lease Years, subject to the limitations set forth in Article XXXVIII.
                                        ---------------

      (c)  A cash flow projection.

      (d) Lessee's reasonable estimate for each month of the Lease Year of Percentage Rent, including Room Revenues, Food Sales, Beverage Sales and Other Income.

    Lessor shall have thirty (30) days after the date on which it receives the Annual Budget to review, approve or disapprove the Annual Budget. If the parties are not able to reach agreement on the Annual Budget for any Lease Year during Lessor's thirty (30) day review period, the parties shall attempt in good faith during the subsequent thirty (30) day period to resolve any disputes, which attempt shall include, if requested by either party, at least one (1) meeting of executive-level officers of Lessor and Lessee. In the event the parties are still not able to reach agreement on the Annual Budget for any particular Lease Year after complying with the foregoing requirements of this

Section 3.5, the parties shall adopt such portions of the Operating Budget and
- -----------
the Capital Budget as they may have agreed upon, and any matters not agreed upon shall be referred to arbitration as provided for in Section 40.2 hereof.
                                                    ------------
Pending the results of such arbitration or the earlier agreement of the parties,
(i) if the Operating Budget has not been agreed upon, the Leased Property will be operated in a manner consistent with the prior Lease Year's Operating Budget without adjustment pursuant to Section 3.1(f) hereof until a new Operating
                               --------------
Budget is adopted, and (ii) if the Capital Budget has not been agreed upon, no Capital Expenditures shall be made unless the same are set forth in a previously approved Capital Budget or are specifically required by Lessor or are otherwise required to comply with Legal Requirements or to make Emergency Expenditures.

    Lessee shall operate the Leased Property consistent with the Annual Budget and shall promptly report to Lessor in writing any actual or anticipated deviation from the Operating Budget or Capital Budget of any material or long-term consequence. In the event that Lessor believes Lessee has failed to operate the Leased Property in accordance with the provisions of the Annual Budget as set forth in this Section 3.5, then Lessor, in addition to its other
                            -----------
rights and remedies under this Lease and under applicable law, shall have the right to submit to arbitration under Section 40.1 hereof the issue of whether
                                     ------------
Lessee has failed to operate the Leased Property in accordance with the provisions of the Annual Budget as set forth in this Section 3.5.
                                                     -----------

    Lessee shall also provide to Lessor assumptions, in narrative form forming the basis of the itemized schedules which are delivered pursuant to Section
                                                                    -------
3.5(a), estimating Gross Revenues (including room rates and Room Revenues).
- ------
Lessee shall also provide to Lessor with each Annual Budget a narrative description of the program for marketing and managing the Facility for the forthcoming Lease Year, including, among other things, details as to competitor performance, demand analysis, estimated market penetration by market segment, target accounts, marketing and advertising budgets, changes in personnel policies, staffing levels, major events plans, franchise issues and other matters affecting the performance and operation of the Facility, and containing a detailed budget itemization of proposed expenditures by category and the assumptions, in narrative form, forming the basis of such budget itemization.

   3.6  Books and Records.  Lessee shall keep full and adequate books of account
        -----------------
and other records reflecting the results of operation of the Facility on an accrual basis, all in accordance with the Uniform System and GAAP and the obligations of Lessee under this Lease. The books of account and all other records relating to or reflecting the operation of the Facility shall be kept either at the Facility or at Lessee's offices in Dallas, Texas and shall be available to Lessor and its representatives and its auditors or accountants, at all reasonable times upon prior notice for examination, audit, inspection, and transcription. All of such books and records pertaining to the Facility including, without limitation, books of account, guest records and front office records, at all times shall be the property of Lessee but shall not be removed from the Facility or Lessee's offices without Lessor's prior written Approval. Upon termination or expiration of this Lease, Lessee shall deliver copies of all such books and records to Lessor. Lessor shall be entitled to make copies during the Term of any or all such books and records for its own files. Lessee's obligations under this Section 3.6 shall survive termination of
                                        -----------
this Lease for any reason.

   3.7  Performance Failures.
        --------------------

      (a) If, with respect to any Lease Year during the Term, Lessee shall fail to realize from the operation of the Facility an amount equal to at least ninety percent (90%) of Room Revenues as set forth in the Annual Budget for such Lease Year, such failure, unless caused by a Market Force Majeure Event, shall constitute a Revenue Performance Shortfall under this Lease. The existence of a Revenue Performance Shortfall for any Lease Year shall be determined by Lessor on the basis of the Officer's Certificate delivered by Lessee to Lessor on or before January 20 of the subsequent Lease Year pursuant to the requirements of the first paragraph of Section 3.1(c) and shall be subject to confirmation
                       --------------
pursuant to Section 3.2.
            -----------

      (b) If, with respect to any Lease Year during the Term, the RevPAR Yield Index of the Leased Property as of the end of such Lease Year shall have declined by more than ten (10) percentage points from the Leased Property's RevPAR Yield Index at the beginning of the Term, such decline, unless caused by a Market Force Majeure Event, shall constitute a Market Decline (herein so called) under this Lease. As used herein, "RevPAR Yield Index," when used with
                                            ------------------
respect to the Leased Property, shall mean the percentage amount obtained by dividing the RevPAR of the Leased Property by the RevPAR of the Leased Property's Competitive Set, with the terms "RevPAR" and "Competitive Set" having
                                            ------       ---------------
the meanings ascribed to them in STR Reports. Lessor and Lessee shall work in good faith to determine the Competitive Set to be used in the STR Report and, if Lessor and Lessee are unable to agree, the Competitive Set shall be determined by Smith Travel Research (or, if it refuses or is unable to do so, by arbitration pursuant to Section 40.2). The existence of a Market Decline shall
                        ------------
be determined on the basis of a STR Report which contains a full calendar year calculation of the RevPAR Yield Index of the Leased Property. If STR Reports are no longer published or do not contain sufficient information for the determination of a Market Decline, the existence of a Market Decline shall instead be determined, using the methodology presently employed by STR Reports, from information on the RevPAR Yield Index of the Leased Property contained in any other publication selected by Lessor and recognized by the hotel industry as being an authoritative source of such information or, if no such publication exists, from an analysis of the RevPAR Yield Index of the Leased Property conducted at Lessee's expense by any nationally recognized accounting firm with a hospitality division of which Lessor or an Affiliate of Lessor is not a significant client.

      (c) If, with respect to any Lease Year during the Term, commencing with the first Lease Year following the First Fixed Year, the ratio of Gross Operating Profit to Gross Revenues decreases by more than five (5) percentage points from the immediately preceding Lease Year, such event shall constitute a Profit Decline (herein so called) under this Lease. With respect to the First Fixed Year, if the ratio of Gross Operating Profit to Gross Revenues decreases by more than five (5) percentage points from the Initial Rent Period (annualized to reflect ownership of the Leased Property for a full calendar year) such event shall constitute a Profit Decline. The existence of a Profit Decline shall be determined on the basis of the year-end financial information submitted by Lessee to Lessor pursuant to

Article XXII and shall be subject to confirmation by Lessor's Audit.
- ------------

      (d) In the event of a Performance Failure, Lessee shall have until the end of the immediately succeeding Lease Year ("Succeeding Year") to attain the
                                               ---------------
necessary level of performance at the Facility such that a Performance Failure does not then exist with respect to the Succeeding Year. For purposes of determining whether a Profit Decline has been cured, the ratio of Gross Operating Profit to Gross Revenues for the Succeeding Year shall be compared to the ratio of Gross Operating Profit to Gross Revenues for the Lease Year prior to the Lease Year in which the Profit Decline occurred. Within fifteen (15) days following the Performance Failure, Lessee shall submit to Lessor a report which fully documents the circumstances which caused Lessee to incur a Performance Failure. Further, within ten (10) days after the commencement of the Lease Year in which Lessee is to attain the necessary level of performance at the Facility such that a Performance Failure does not then exist with respect to such Lease Year, Lessee shall submit to Lessor a plan which describes in reasonable detail the steps Lessee intends to initiate to achieve such performance. If Lessor objects to such plan, Lessor shall notify Lessee of its objections, and Lessor and Lessee shall attempt in good faith to agree upon a plan to remedy the Performance Failure. In the event Lessee is unable to achieve such performance by the end of the immediately succeeding Lease Year, then, unless Lessee has taken appropriate actions to achieve such performance, which efforts were unsuccessful solely because of circumstances outside of the control of Lessee, including, without limitation, general market decline for hotels of similar quality and name recognition as the Facility in the proximity of the Facility or the opening of new full service hotels in the proximity of the Facility during the Lease Year in question, which hotels are of similar quality and name recognition as the Facility (herein, a "Market Force Majeure
                                                         --------------------
Event", Lessor shall have the right, at Lessor's option, to terminate this Lease
- -----
upon thirty (30) days' notice to Lessee, in which event Lessee shall immediately surrender the Leased Property to Lessor, and, if Lessee fails to so surrender, Lessor shall have the right, without notice, to enter upon and take possession of the Leased Property and to expel or remove Lessee and its effects without being liable for prosecution or any claim for damages therefor; and Lessee shall, and hereby agrees to, indemnify Lessor for the total of (1) in the event that Lessee does not promptly surrender the Leased Property, the reasonable costs of recovering the Leased Property and all other losses, liabilities and reasonable expenses incurred by Lessor in connection with Lessee's failure to surrender; (2) the unpaid Rent earned as of the date of the termination, plus interest at the Overdue Rate accruing after the due date; and (3) all other sums of money then owing by Lessee to Lessor. Termination of this Lease and recovery of the Rent and other amounts as aforesaid shall constitute Lessor's sole remedy for the Performance Failure, and Lessee shall not be liable to Lessor for damages arising therefrom. In the event Lessee is unable to attain the necessary level of performance at the Facility such that a Performance Failure does not then exist with respect to such Lease Year and alleges such inability was due to circumstances beyond its control, Lessee shall deliver to Lessor a report setting forth in reasonable detail the circumstances which were beyond the control of Lessee which prevented Lessee from attaining the required performance. If Lessor does not agree that such failure to remedy the Performance Failure was a result of circumstances beyond the control of Lessee as provided herein, the disagreement shall be resolved by arbitration pursuant to Section 40.2.
   ------------

   3.8  Changes in Operations.  Without Lessor's prior written consent, which
        ---------------------
consent shall not be unreasonably withheld so long as Gross Revenues from the applicable operation will not be negatively impacted, Lessee shall not (i) provide food and/or beverage operations at the Facility if not presently provided, (ii) discontinue any food and/or beverage services which are presently provided, or (iii) convert a subtenant, licensee or concessionaire to an operating department of the Facility or vice-versa. The foregoing shall in no way alter or affect the provisions of Section
                                                                        -------
21.1 including, without limitation, the requirement that Lessee obtain the prior
- ----
written consent of Lessor in the event Lessee desires to assign this Lease or sublet all or any part of the Leased Property.

   3.9  Allocation of Revenues.  In the event that individuals or groups
        ----------------------
purchase rooms, food and beverage and/or the use of other hotel facilities or services together or as part of a package, Lessee agrees that revenues shall be allocated among Room Revenues, Food Sales, Beverage Sales and/or other revenue categories, as applicable, in a reasonable manner consistent with the historical allocation of such revenues.

                                   ARTICLE IV
                                  -----------

                                  IMPOSITIONS
                                  -----------

   4.1  Payment of Impositions.
        ----------------------

      (a)  Subject to Article XII relating to permitted contests, Lessee will
                      -----------
pay, or cause to be paid, all Impositions (other than Lessor Impositions, which Lessor hereby covenants to pay before any fine, penalty, interest or cost may be added for non-payment thereof) before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Furthermore, Lessee covenants and agrees to pay any and all occupancy and sales taxes due and payable for the Leased Property attributable to the period prior to the Commencement Date, and Lessee hereby indemnifies and holds Lessor harmless from and against any loss, cost, damage or expense resulting from the non-payment of such taxes attributable to the period prior to the Commencement Date. Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof, subject to Lessee's right of contest pursuant to the provisions of Article XII. If any such Imposition may, at the option of the
              -----------
taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments payable during the Term and in such event, shall pay such installments and any unpaid balance of such Impositions prior to the expiration or earlier termination of the Term hereof and before any fine, penalty, premium, further interest or cost may be added thereto.

      (b) Lessor, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Lessor's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes, Real Estate Taxes, Personal Property Taxes, Capital Impositions and taxes on its capital stock, and Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities.

      (c) If any refund shall be due from any taxing authority in respect of any

Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. If an Event of Default shall have been declared by Lessor and be continuing, any such refund shall be paid over to or retained by Lessor. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article XVI.
                                                                  -----------

      (d) Lessor and Lessee shall, upon request of the other, cooperate with the other party and otherwise provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property classified as personal property. Lessee shall file all Personal Property Tax returns in such jurisdictions where it is legally required to so file. Where Lessor is legally required to file Personal Property Tax returns, Lessee shall provide Lessor with copies of assessment notices in sufficient time for Lessor to file a protest.

      (e) Lessor may, upon notice to Lessee, at Lessor's option and at Lessor's sole expense, protest, appeal, or institute such other proceedings (in its or Lessee's name) as Lessor may deem appropriate to effect a reduction of real estate or personal property assessments for those Impositions to be paid by Lessor, and Lessee, at Lessor's expense as aforesaid, shall fully cooperate with Lessor in such protest, appeal, or other action. Lessor hereby agrees to indemnify, defend, and hold harmless Lessee from and against any claims, obligations, and liabilities against or incurred by Lessee in connection with such cooperation. Billings to Lessor for reimbursement of Personal Property Taxes paid by Lessee shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then proceed at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities.

      (f) To the extent received by it, Lessee shall furnish Lessor with copies of all assessment notices for Real Estate Taxes and Personal Property Taxes in sufficient time for Lessor to file a protest and pay such taxes without penalty. Lessor shall within thirty (30) days after making such payment furnish Lessee with evidence of payment of Capital Impositions, Real Estate Taxes and Personal Property Taxes.

   4.2  Notice of Impositions.  Lessor shall give prompt Notice to Lessee of all
        ---------------------
Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, provided that Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions, but if Lessee did not otherwise have knowledge of such Imposition sufficient to permit it to pay same, such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

   4.3  Adjustment of Impositions.  Impositions payable by Lessee which are
        -------------------------
imposed in respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

   4.4  Utility Charges.  Lessee will be solely responsible for obtaining and
        ---------------
maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used in the Leased Property during the Term.

                                   ARTICLE V
                                  ----------
                           NO TERMINATION, ABATEMENT
                           -------------------------

   5.1  No Termination, Abatement.  Except as otherwise specifically provided in
        -------------------------
this Lease, (1) Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, and (2) the obligations of Lessee shall not be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (c) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights, arising from any default under this Lease by Lessor which may now or hereafter be conferred upon it by law to (1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) entitle Lessee to any abatement, reduction, suspension or deferment of or set off against the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. Except as otherwise specifically provided in this Lease, the obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

                                  ARTICLE VI
                                  -----------

                              PROPERTY OWNERSHIP
                              ------------------

   6.1  Ownership of the Leased Property.  Lessee acknowledges that the Leased
        --------------------------------
Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

   6.2  Lessee's Personal Property.
        --------------------------

      (a) Upon commencement of the Term, Lessor shall transfer to Lessee all Nonconsumable Inventory, Consumable Supplies and Cash-on-Hand located at the Facility on the Commencement Date and transferred to Lessor by Seller (the "Initial Inventory and Cash-on-Hand"). On the Commencement Date, Lessee shall be
- -----------------------------------
required to ensure that the Leased Property contains (i) a sufficient amount of Consumable Supplies and Non-Consumable Inventory and (ii) a reasonably adequate amount of kitchen equipment, bar equipment, refrigeration equipment, furniture, furnishings, color television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bedspreads and the like, in each case, to furnish each guest room substantially consistent with Wyndham Standards and is otherwise reasonably required to operate the Leased Property in the manner contemplated by this Lease and in compliance with any Franchise Agreement and all Legal Requirements. Throughout the Term, Lessee shall be required to maintain Inventory consistent with Wyndham Standards and is otherwise required to operate the Leased Property in the manner contemplated by this Lease and in compliance with any Franchise Agreement and all Legal Requirements. All Inventory shall be the property of Lessee, subject to Lessee's obligations under

Section 6.2(b).  Lessee may (and shall as provided hereinbelow), at its expense,
- --------------
install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Lessee (collectively, the "Lessee's Personal Property"). Lessee may, subject
                              --------------------------
to the second sentence of this Section 6.2(a) and the conditions set forth in
                               --------------
Section 6.2(b) below, remove any of Lessee's Personal Property at any time
- --------------
during the Term or upon the expiration or any prior termination of the Term.
All of Lessee's Personal Property, other than Inventory, not removed by Lessee within thirty (30) days following the expiration or earlier termination of the Term shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving Notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by Section 9.1(d), including repair of all damage to the
                      --------------
Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor.

      (b) Upon the expiration or earlier termination of the Term for any reason, Lessee shall surrender the Leased Property to Lessor with an amount and quality of Nonconsumable Inventory, Cash-On-Hand and Consumable Supplies equal to the Initial Inventory and Cash-On-Hand.

      (c) Lessor and Lessee agree that, for federal income tax purposes, the transfer of the Initial Inventory and Cash-on-Hand from Lessor to Lessee upon commencement of the Term shall be treated as a sale to Lessee of the Initial Inventory and Cash-on-Hand for the fair market value thereof (the "Purchase
                                                                   --------
Price"). The Purchase Price, plus interest thereon at the applicable federal
- -----
rate published pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, shall be payable in equal monthly installments over the Term and shall be credited against amounts of Initial Base Rent or Fixed Base Rent, as the case may be, and Percentage Rent payable under this Lease. Nothing in this

Section 6.2(c) shall be interpreted to give rise to any obligation of Lessee to
- --------------
make any payment to Lessor, but instead this Section 6.2(c) is intended to
                                             --------------
characterize for federal income tax purposes payments otherwise denominated as Rent as payments of the Purchase Price and interest thereon. Lessor and Lessee shall determine the Purchase Price in their joint inventory of the Facility to be conducted within fifteen (15) days of the date hereof.

   6.3  Lessor's Lien.  To the fullest extent permitted by applicable law,
        -------------
Lessor is granted a lien and security interest on all Lessee's Personal
Property now or hereinafter placed in or upon the Leased Property, and such lien and security interest shall remain attached to such Lessee's Personal Property until payment in full of all Rent and satisfaction of all of Lessee's obligations hereunder; provided, however, Lessor shall subordinate its lien and security interest only to that of any non-Affiliate of Lessee which finances such Lessee's Personal Property or any non-Affiliate conditional seller of such Lessee's Personal Property, the terms and conditions of such subordination to be satisfactory to Lessor in the exercise of reasonable discretion. Lessor will execute such subordination agreements reasonably requested by Lessee to effectuate such subordination. Lessee shall, upon the request of Lessor, execute such financing statements or other documents or instruments reasonably requested by Lessor to perfect the lien and security interests herein granted.

                                 ARTICLE VII
                                 -----------

                                CONDITION, USE
                                --------------

   7.1  Condition of the Leased Property.  Lessee acknowledges receipt and
        --------------------------------
delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "as is", "with all faults", and in its present condition.
Except as otherwise specifically provided herein, Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property.
LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT. Lessor shall have the right to proceed against any predecessor in title for breaches of warranties or representations or for latent defects in the Leased Property, and Lessor shall, if requested by Lessee, assign any such right to Lessee if and to the extent Lessor determines not to exercise such right. If either party determines to exercise such right, the other party shall fully cooperate in the prosecution of any such claim, in Lessor's or Lessee's name, all at the cost and expense of the prosecuting party, who hereby agrees to indemnify, defend and hold harmless the other party from and against any claims, obligations and liabilities against or incurred by such other party in connection with such cooperation, and who further agrees to apply all amounts realized from the prosecution of such claim, less its expenses in connection therewith, to remedy such breach or cure such defect.

   7.2  Use of the Leased Property.
        --------------------------

      (a) Lessor covenants that it will proceed with all due diligence to obtain and maintain, and Lessee covenants to cooperate with Lessor to obtain and maintain all permits, licenses and approvals, including, without limitation, liquor licenses, needed to use and operate the Leased Property and the Facility under applicable local, state and federal law. Lessee covenants and agrees to obtain a Life Safety Certificate with respect to the Facility as soon as reasonably practicable, in any event within the time period imposed by the City of Houston, Texas and/or the Houston Fire Department for the issuance of same. In the event that the City of Houston and/or the Houston Fire Department condition the issuance of such Life Safety Certificate upon the making of any modifications, alterations and/or repairs to the Facility, Lessee covenants and agrees to make such modifications, alterations and/or repairs to the Facility and acknowledges that the cost of same shall not be deemed to be a Capital Expenditure which otherwise would be funded by Lessor under this Lease.

      (b)  Lessee shall use or cause to be used the Leased Property only as a hotel
facility, and for such other uses as may be necessary or incidental to such use, or such other use as otherwise approved by Lessor (the "Primary Intended Use").
                                                        --------------------
Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about the Leased Property any article which is prohibited by law or fire underwriter's regulations. Lessee shall comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Lessee's Personal Property, which compliance shall be performed at Lessee's sole cost except to the extent that such compliance requires the performance of a Capital Improvement or the payment of a Capital Imposition.

      (c)  Subject to the provisions of Articles XIV and XV, Lessee covenants
                                        ------------     --
and agrees that during the Term it will either directly or through an approved manager (1) operate continuously the Leased Property as a hotel facility, (2) keep in full force and effect and comply in all material respects with all the provisions of any Franchise Agreement, (3) not terminate or amend in any respect any Franchise Agreement without the consent of Lessor, (4) maintain appropriate certifications and licenses for such use and (5) keep Lessor advised of the status of any material litigation affecting the Leased Property.

      (d) Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

      (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as
(1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

                                 ARTICLE VIII
                                 ------------

                              LEGAL REQUIREMENTS
                              ------------------

   8.1  Compliance with Legal and Insurance Requirements.  Subject to Sections
        ------------------------------------------------              --------
8.2, 8.3(b) and 9.1(b) and Article XII relating to permitted contests, Lessee,
- ----------------------     -----------
at its expense, will promptly (a) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

   8.2  Legal Requirement Covenants.  Subject to Section 8.3, Lessee covenants
        ---------------------------              -----------
and agrees that (i) the Leased Property and Lessee's Personal Property shall not be used for any unlawful purpose, and that Lessee shall not permit or suffer to exist any unlawful use of the Leased Property by others, (ii) Lessee shall acquire and maintain all appropriate licenses, certifications, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder and (iii) Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform in all material respects to all Legal Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall use its reasonable efforts to cause all such sub-tenants, invitees or others to so comply with all Legal Requirements).

   8.3  Environmental Covenants.  Lessor and Lessee covenant and agree as
        -----------------------
follows:

      (a) At all times hereafter until Lessee completely vacates the Leased Property and surrenders possession of the same to Lessor, Lessee shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon, except to the extent that such compliance would require the remediation of Environmental Liabilities for which Lessee has no indemnity obligations under Section 8.3(b). Lessee agrees to give Lessor prompt written
                  --------------
notice of (1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property of which Lessee has actual knowledge; (3) all Releases of which Lessee has actual knowledge at, on, in, under or in any way affecting the Leased Property, or any Release known by Lessee at, on, in or under any property adjacent to the Leased Property; and (4) all facts, events or conditions that could reasonably lead to the occurrence of any of the above-referenced matters.

      (b) LESSEE WILL PROTECT, INDEMNIFY, HOLD HARMLESS AND DEFEND LESSOR INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL ENVIRONMENTAL LIABILITIES TO THE EXTENT PERMITTED BY LAW INCLUDING THOSE RESULTING FROM A LESSOR INDEMNIFIED PARTIES' OWN NEGLIGENCE but excluding those resulting from (i) liabilities, obligations, claims, damages and penalties resulting from Emergency Situations arising at the Facility for which Lessor has the express obligation to fund Capital Expenditures to remediate such Emergency Situations and Lessor has failed to fund such Capital Expenditures within ten (10) days following written demand from Lessee to do so, (ii) the negligence of Lessor or its agents, employees, contractors or invitees when actually performing alterations or other capital work which are not obligations of Lessee and are not performed or supervised by Lessee on behalf of Lessor, (iii) the intentionally wrongful acts or grossly negligent failures to act of Lessor, or (iv) conditions existing at the Leased Property at the date of this Lease (an "Existing Condition") or from
                                                   ------------------
Releases or other violations of Environmental Laws originating on adjacent property but affecting the Leased Property (a "Migration"), provided that such
                                               ---------
exclusions shall not apply to the extent that the Existing Condition or the Migration has been exacerbated by Lessee's act or negligent failure to act (such exclusions described above herein called "Lessor's Excluded Environmental
                                          -------------------------------
Acts").
- ----

      (c) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities to the extent that the same were caused by the intentionally wrongful acts or grossly negligent failures to act of Lessor or are included within Lessor's Excluded Environmental Acts.

      (d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(b) or (c), the Indemnifying
                                   --------------    ---
Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnifying Party and approved by the Indemnified Party, which Approval shall not be unreasonably withheld; provided, however, that such Approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless a conflict of interest prevents representation of such Indemnified Party by the counsel selected by the Indemnifying Party and such separate counsel has been approved by the Indemnifying Party, which Approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgement.

      (e) At any time any Indemnified Party has reason to believe circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to the Indemnifying Party stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Lessee's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

      (f)  The indemnification rights and obligations provided for in this
Article VIII shall be in addition to any indemnification rights and obligations
- ------------
provided for elsewhere in this Lease.

      (g)  The indemnification rights and obligations provided for in this
Article VIII shall survive the termination of this Lease.
- ------------

    For purposes of this Section 8.3, all amounts for which any Indemnified
                         -----------
Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to Lessee or Lessor, as the case may be, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

                                  ARTICLE IX
                                  ----------

                            MAINTENANCE AND REPAIRS
                            -----------------------

   9.1  Maintenance and Repair.
        ----------------------

      (a)  Except as provided in Section 9.1(b), Lessee will keep the Leased
                                --------------
Property and all private roadways, sidewalks and curbs appurtenant thereto that are under Lessee's control, including windows and plate glass, parking lots, HVAC, mechanical, electrical and plumbing systems and equipment (including conduit and ductware), and non-load bearing interior walls, in good order and repair, except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof but subject to the obligation to make necessary and appropriate repairs and replacements as provided in this
Section 9.1(a), and, except as otherwise provided in Section 9.1(b),
- --------------                                       --------------
Article XIV or Article XV, with reasonable promptness, make all necessary and
- -----------    ----------
appropriate repairs, replacements and improvements thereto of every kind and nature, whether interior or exterior ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any governmental agency having jurisdiction over the Leased Property. Lessee, however, shall be permitted to prosecute claims against Lessor's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Lessee unless Lessor is already diligently pursuing such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use. If Lessee fails to make any required repairs or replacements after fifteen (15) days notice from Lessor, or after such longer period as may be reasonably required provided that Lessee at all times diligently proceeds with such repair or replacement, then Lessor shall have the right, but shall not be obligated, to make such repairs or replacements on behalf of and for the account of Lessee. In such event, such work shall be paid for in full by Lessee as Additional Charges.

      (b)  Notwithstanding Lessee's obligations under Section 9.1(a) above but
                                                     --------------
subject to the limitations on Lessor's obligations for Capital Expenditures set forth in Article XXXVIII, unless caused by Lessee's negligence or willful
             ---------------
misconduct or that of its employees, contractor or agents, Lessor shall be required to make all Capital Expenditures, including those required to maintain the Facility in accordance with Wyndham Standards. Except as set forth in the preceding sentence, Lessor shall not under any circumstances be required to build or rebuild any improvement on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain the Leased Property in any way. Subject to Lessor's obligations under this Section 9.1(b) and Article XXXVIII,
                                           --------------     ---------------
Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Lessor shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanic's lien laws now or hereafter existing with respect to repairs to be performed by Lessee.

      (c) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (1) constituting the request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (2) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, or any portion thereof.

      (d) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair in accordance with Section 9.1(a) above, as would a prudent owner of comparable
                --------------
property, during the entire Term) or damage by casualty or Condemnation (subject to the obligation of Lessee, if any, to restore or repair as set forth in this Lease.)

                                   ARTICLE X
                                   ---------

                                  ALTERATIONS
                                  -----------

   10.1  Alterations.  Subject to first obtaining the written Approval of
         -----------
Lessor, Lessee may, but shall not be obligated to, make such additions, modifications or improvements to the Leased Property from time to time as Lessee deems desirable for its permitted uses and purposes, provided that such action will not alter the character or purposes of the Leased Property or detract from the value or operating efficiency thereof and will not impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. All such work shall be performed in a first class manner in accordance with all applicable governmental rules and regulations and after receipt of all required permits and licenses.
If required by Lessor all such work shall be covered by performance bonds issued by bonding companies reasonably acceptable to Lessor. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Lessee, and all such additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor.

   10.2  Salvage.  All materials which are scrapped or removed in connection
         -------
with the making of repairs required by Articles IX or X shall be or become the
                                       -----------    -
property of Lessor or Lessee depending on which party is paying for or providing the financing for such work.

   10.3  Lessor Alterations.  Lessor shall have the right, without Lessee's
         ------------------
consent, to
make or cause to be made alterations to the Leased Property required in connection with (i) Emergency Situations, (ii) Legal Requirements, (iii) maintenance of any Franchise Agreement or of Wyndham Standards, and (iv) the performance by Lessor of its obligations under this Lease so long as such alterations do not materially and adversely impair the operating efficiency or revenue producing capability of the Leased Property or the ability of Lessee to comply with the provisions of this Lease during the remainder of the Term. Without Lessee's consent, Lessor shall further have the right, but not the obligation, to make such other additions to the Leased Property as it may reasonably deem appropriate during the Term of this Lease. All such work unless necessitated by Lessee's negligent acts or omissions or unless otherwise required to be performed by Lessee under this Lease (subject to the Notice and cure provisions herein) (in which event work shall be paid for by Lessee) shall be performed at Lessor's expense and shall be done after reasonable notice to and coordination with Lessee, so as to minimize any disruptions or interference with the operation of the Facility.

                                  ARTICLE XI
                                  ----------

                                     LIENS
                                     -----

   11.1  Liens.  Subject to the provision of Article XII relating to
         -----                               -----------
permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property resulting from the action or inaction of Lessee, or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (a) this Lease, (b) the matters, if any, included as exceptions or insured against in the title policy insuring Lessor's interest in the Leased Property, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor,
(d) liens for those taxes which Lessee is not required to pay hereunder,
(e) subleases permitted by Article XXI hereof, (f) liens for Impositions or
                           -----------
for sums resulting from noncompliance with Legal Requirements to the extent Lessee is responsible hereunder for such compliance so long as (1) the same are not yet delinquent or (2) such liens are in the process of being contested as permitted by Article XII, (g) liens of mechanics, laborers, suppliers or vendors
             -----------
for sums either disputed or not yet due provided that any such liens for disputed sums are in the process of being contested as permitted by Article XII
                                                                    -----------
hereof, and (h) any liens which are the responsibility of Lessor pursuant to the provisions of this Lease.

                                  ARTICLE XII
                                  -----------

                               PERMITTED CONTESTS
                               ------------------

   12.1  Permitted Contests.  Lessee shall have the right to contest the
         ------------------
amount or validity of any Imposition to be paid by Lessee or any Legal Requirement or any lien, attachment, levy, encumbrance, charge or claim (any such Imposition, Legal Requirement, lien, attachment, levy, encumbrance, charge or claim herein referred to as "Claims") not otherwise permitted by Article XI,
                                ------                              ----------
by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Article provided), on condition, however, that such legal proceedings shall not cause the sale or risk the loss of any portion of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust, security deed or other agreement encumbering the Leased Property or any interest therein. Upon the request of Lessor, as security for the payment of such Claims, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor (and satisfactory to any Holder, if Approval thereof is required by such Holder's Mortgage) that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon and legal fees anticipated to be incurred in connection therewith will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company designated by Lessor as trustee upon terms reasonably satisfactory to Lessor, or with any Holder upon terms satisfactory to such Holder, money in an amount sufficient to pay the same, together with interest and penalties thereon and legal fees anticipated to be incurred in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any Holder with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten days advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease. Provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall only give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any Claims.

                                 ARTICLE XIII
                                 ------------

                                  INSURANCE
                                  ---------

   13.1  General Insurance Requirements.
         ------------------------------

      (a)  Coverages.  During the Term of this Lease, the Leased Property
           ---------
shall at all times be insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to issue insurance in the State. The policies must name the party obtaining the policy as the insured and the other party as an additional named insured, and the Manager shall also be named as an additional insured under the coverages described in Sections 13.1(a)(iv) through (xii). Losses shall be payable to Lessor or Lessee
- --------------------         -----
as provided in this Lease. Any loss adjustment for coverages insuring both parties shall require the written consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be deposited with Lessor. The policies on the Leased Property, including the Leased Improvements, Fixtures and Lessee's Personal Property, shall at all times satisfy the requirements of any Franchise Agreement and of any ground lease, mortgage, security agreement or other financing lien affecting the Leased Property and at a minimum shall include:

         (i) Building insurance on an "All Risk" form (including earthquake and flood in reasonable amounts if and as determined by Lessor) in an amount not less than 100% of the then full replacement cost thereof (as defined in Section
                                                                        -------
13.2) or such other amount which is acceptable to Lessor, and personal property
- ----
insurance on an "All Risk" form in the full amount of the replacement cost thereof;

         (ii) Insurance for loss or damage (direct and indirect) from steam boilers, pressure vessels or similar apparatus, air conditioning systems, piping and machinery, and sprinklers, if any, now or hereafter installed in the Facility, in the minimum amount of $5,000,000 or in such greater amounts as are then customary or as may be reasonably requested by Lessor from time to time;

         (iii) Loss of income insurance on an "All Risk" form, in the amount of one year of the greater of (a) Initial Base Rent or Fixed Base Rent, as applicable, or (b) Percentage Rent (based on the last Lease Year of operation or, to the extent the Leased Property has not been operated for an entire 12-month Lease Year, based on prorated Percentage Rent) for the benefit of Lessor, and business interruption insurance on an "All Risk" form in the amount of one year of gross profit, for the benefit of Lessee;

         (iv) Commercial general liability insurance, with contractual indemnity endorsement, with amounts not less than $1,000,000 combined single limit for each occurrence and $2,000,000 for the aggregate of all occurrences within each policy year, as well as excess liability (umbrella) insurance with limits of at least $50,000,000 per occurrence, covering each of the following: bodily injury, death, or property damage liability per occurrence, personal injury, general aggregate, products and completed operations, with respect to Lessee, and "all risk legal liability" (including liquor law or "dram shop" liability, if liquor or alcoholic beverages are served on the Leased Property) with respect to Lessor and Lessee;

         (v) Fidelity bonds or blanket crime policies with limits and deductibles as may be reasonably determined by Lessee and approved by Lessor (such approval not to be unreasonably withheld), covering Lessee's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law;

         (vi) Workers' compensation insurance to the extent necessary to protect Lessor, Lessee and the Leased Property against Lessee's worker's compensation claims to the extent required by applicable state laws provided, if allowed under applicable law, Lessee may opt to non-subscribe to the applicable worker's compensation act;

         (vii) Comprehensive form automobile liability insurance for owned, non-owned and hired vehicles, in the amount of $1,000,000;

         (viii) Garagekeeper's legal liability insurance covering both comprehensive and collision-type losses with a limit of liability of $3,000,000 for any one occurrence, of which coverage in excess of $1,000,000 may be provided by way of an excess liability policy;

         (ix) Innkeeper's legal liability insurance covering property of guests while on the Leased Property for which Lessor is legally responsible with a limit of not less than $5,000 in any one occurrence or $25,000 annual aggregate;

         (x) Safe deposit box legal liability insurance covering property of guests while in a safe deposit box on the Leased Property for which Lessor is legally responsible with a limit of not less than $100,000 in any one occurrence;

         (xi) Employers liability insurance with limits of not less than $500,000 per occurrence; and

         (xii) Insurance covering such other hazards (such as plate glass or other common risks) and in such amounts as may be (A) required by a Holder, or (B) customary for comparable properties in the area of the Leased Property and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably determined by Lessor or Lessee.

      (b)  Responsibility for Insurance.  Lessee shall obtain the insurance and
           ----------------------------
pay the premiums for the coverages described in Sections 13.1(a)(iv) through
                                                --------------------
(xi), and (xii) to the extent required by Lessee, and Lessor shall obtain the
- ----      -----
insurance and pay the premiums for the coverages described in Sections
                                                              --------
13.1(a)(i) through (iii), provided that Lessee shall reimburse Lessor
- ----------         -----
immediately after demand therefor for any premiums paid by Lessor for the coverages required under Section 13.1(a)(i) to the extent that the premiums
                         ------------------
relate to coverages for property owned by Lessee or coverages which benefit Lessee. Insurance required by Section 13.1(a)(xii), to the extent such
                               --------------------
insurance is required by Lessor, shall be obtained and paid for by Lessor to the extent that it relates to risks of the type covered by the insurance obtained pursuant to Sections 13.1(a)(i) through (iii), and obtained and paid for by
            -------------------         -----
Lessee if it relates to risks of the type covered by the insurance obtained pursuant to Sections 13.1(a)(iv) through (xi), and (xii) to the extent required
            --------------------         ----      -----
by Lessee. The party responsible for the premium for any insurance coverage shall also be responsible for any and all deductibles and self-insured retentions in connection with such coverages. In the event that either party can obtain comparable insurance coverage required to be carried by the other party from comparable insurers and at a cost significantly less than that at which such other party can obtain such coverage, the parties shall cooperate in good faith to obtain such coverage at the lower cost and shall allocate the premiums therefor in accordance with the provisions of the first sentence of this Section 13.1(b). In addition to the rights set forth in Sections 17.1 and
     ---------------                                          -----------------
39.1, if any party responsible for obtaining and maintaining the insurance
- ----
required under this Lease fails to do so or fails to obtain renewals or substitutions therefor at least fifteen (15) days before such insurance will lapse, the other party may obtain such insurance and the defaulting party shall reimburse the party obtaining such insurance for the cost thereof promptly upon demand, together with interest thereon at the Overdue Rate until such cost is repaid by the defaulting party.

   13.2  Replacement Cost.  The term "full replacement cost" as used herein
         ----------------             ---------------------
shall mean the actual replacement cost of the Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost has increased or decreased at any time during the Term, it shall have the right to have such full replacement cost redetermined.

   13.3  (Intentionally omitted)

   13.4  Waiver of Subrogation.  Lessor and Lessee each waive any and all
         ---------------------
rights of recovery against the other (and against the partners, officers, employees and agents of the other party) for loss of or damage to such waiving party or its property or the property of others under its control, to the extent such loss or damage is covered by, or in the event the responsible party fails to maintain the required insurance hereunder, would have been covered by the insurance required to be obtained by such waiving party under Sections
                                                              --------
13.1(d)(i) through (iii); provided, however, that this waiver does not apply to
- ------------------------
any rights that either party may have to insurance proceeds from their respective insurance policies at the time of such loss or damage. In obtaining policies of property insurance on their respective interests in the personal property and improvements located in the Leased Property, Lessor and Lessee shall give notice to their respective insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease; and Lessor and Lessee shall each obtain from their insurance carriers a consent to such waiver.

   13.5  Form Satisfactory, etc.  All of the policies of insurance referred to
         ----------------------
in this Article XIII shall be written in a form, with deductibles and by
        ------------
insurance companies satisfactory to Lessor and shall satisfy the requirements of any ground lease, management agreement, mortgage, security agreement or other financing lien on the Leased Property and of any Franchise Agreement. The party responsible for obtaining any policy shall pay all of the premiums therefor, and deliver copies of such policies or certificates thereof to the other party prior to their effective date (and, with respect to any renewal policy, ten (10) days prior to the expiration of the existing policy), and in the event of the failure of the responsible party either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to the other party at the times required, such other party shall be entitled, but shall have no obligation, after ten (10) days' Notice to the responsible party (or after less than ten (10) days' Notice if required to prevent the expiration of any existing policy), to effect such insurance and pay the premiums therefor, and to be reimbursed for any such premiums upon written demand therefor. Each insurer mentioned in this Article XIII shall agree, by
                                                 ------------
endorsement to the policy or policies issued by it, or by independent instrument furnished to the party not responsible hereunder for obtaining such policy, that it will give to such party thirty (30) days' written notice before the policy or policies in question shall be materially altered or canceled.

   13.6  Increase in Limits.  If either Lessor or Lessee at any time deems the
         ------------------
limits of the personal injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Lessor and Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties fail to agree on such limits, the matter shall be referred to arbitration as provided for in Section 40.1.
                                                           ------------
However, in no event shall such limits fail to satisfy the requirements of any Franchise Agreement and of any ground lease, management agreement, Mortgage, security agreement or other financing lien affecting the Leased Property.

   13.7  Blanket Policy.  Notwithstanding anything to the contrary contained in
         --------------
this Article XIII, Lessee or Lessor may bring the insurance provided for herein
     ------------
within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee or Lessor; provided, however, that the coverage afforded to Lessor and Lessee will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are
                                                              ------------
otherwise satisfied.

   13.8  Separate Insurance.  Neither Lessor nor Lessee shall on its own
         ------------------
initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Each party shall immediately notify the other party that it has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

   13.9  Reports On Insurance Claims.  Lessee shall promptly investigate and
         ---------------------------
make a complete and timely written report to the appropriate insurance company as to all accidents, all claims for damage relating to the ownership, operation, and maintenance of the Facility, and any damage or destruction to the Facility and the estimated cost of repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy involved, and a copy of all such reports shall be furnished to Lessor.

                                   ARTICLE XIV
                                  ------------

                           DAMAGE AND RECONSTRUCTION
                           -------------------------

   14.1  Insurance Proceeds.  All proceeds of the insurance contemplated by
         ------------------
Sections 13.1(a)(i) and (ii) payable by reason of any loss or damage to the
- -------------------     ----
Leased Property, or any portion thereof, and insured under any policy of insurance required by Article XIII of this Lease shall be paid to Lessor (or as
                      ------------
required under any Mortgage) and made available, if applicable, for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property or any portion thereof, and, if applicable, shall be paid out by Lessor from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions specified by Lessor. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be paid to Lessor.
If neither Lessor nor Lessee is required or elects to repair and restore, and the Lease is terminated as described in Section 14.2, all such insurance
                                        ------------
proceeds shall be
retained by Lessor except for any amount thereof paid with respect to Lessee's Personal Property. All salvage resulting from any risk covered by insurance shall belong to Lessor, except to the extent of salvage relating to Lessee's Personal Property.

   14.2  Reconstruction in the Event of Damage or Destruction Covered by
         ---------------------------------------------------------------
Insurance.
- ---------

      (a) If during the Term the Leased Property is totally or partially destroyed by a risk covered by the insurance described in Article XIII and
                                                          ------------
the Facility thereby is rendered Unsuitable or Uneconomic for its Primary Intended Use, this Lease shall terminate as of the date of the casualty and neither Lessor nor Lessee shall have any further liability hereunder except for any liabilities which have arisen prior to or which survive such termination, and Lessor shall be entitled to retain all insurance proceeds except for any amount thereof paid with respect to Lessee's Personal Property.

      (b) If during the Term the Leased Property is partially destroyed by a risk covered by the insurance described in Article XIII, but the Facility is not
                                           ------------
thereby rendered Unsuitable or Uneconomic for its Primary Intended Use, Lessor or, at the election of Lessor, Lessee shall restore the Facility at Lessor's cost in accordance with subsection (c) below to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, and this Lease shall not terminate as a result of such damage or destruction. If Lessee restores the Facility, the insurance proceeds shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of terms and conditions specified by Lessor, and any excess proceeds remaining after such restoration shall be paid to Lessor except for any amount thereof paid with respect to Lessee's Personal Property. If the insurance proceeds are not adequate to complete such restoration, Lessor shall fund all such excess costs in accordance with subsection (c) below.

      (c) If the Facility is to be restored in connection with the provisions of Section 14.2(b) and if the cost of the repair or restoration exceeds the
   ---------------
amount of proceeds received by Lessor from the insurance required under
Article XIII, Lessor shall contribute any excess amounts needed to restore the
- ------------
Facility prior to requiring Lessee to commence such work. Such difference shall be made available by Lessor, together with any other insurance proceeds, for application to the cost of repair and restoration in accordance with the provisions of

Section 14.2(b).
- ---------------

   14.3  Reconstruction in the Event of Damage or Destruction Not Covered by
         -------------------------------------------------------------------
Insurance.  If during the Term the Facility is totally or materially damaged or
- ---------
destroyed by a risk not covered by the insurance described in Article XIII, or
                                                              ------------
if the Holder will not make the proceeds of such insurance available to Lessor for restoration of the Facility, whether or not in either event such damage or destruction renders the Facility Unsuitable or Uneconomic for its Primary Intended Use, Lessor at its option shall either, (a) at Lessor's sole cost and expense, restore the Facility to substantially the same condition it was in immediately before such damage or destruction and this Lease shall not terminate as a result of such damage or destruction, or (b) terminate the Lease and neither Lessor nor Lessee shall have any further liability thereunder except for any liabilities which have arisen or occurred prior to such termination and those which expressly survive termination of this Lease. If such damage or destruction is determined by Lessor not to be material, Lessor may, at Lessor's sole cost and expense, restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, and this

Lease shall not terminate as a result of such damage or destruction.

   14.4  Lessee's Property and Business Interruption Insurance.  All insurance
         -----------------------------------------------------
proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property and the business interruption insurance maintained for the benefit of Lessee shall be paid to Lessee; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Lessor hereunder.

   14.5  Abatement of Rent.  Any damage or destruction due to casualty
         -----------------
notwithstanding, this Lease shall remain in full force and effect and Lessee's obligation to pay Rent required by this Lease shall remain unabated by any damage or destruction which does not result in a reduction of Gross Revenues.
If and to the extent that any damage or destruction results in a reduction of Gross Revenues which would otherwise be realizable from the operation of the Facility, then Lessor shall receive all loss of income insurance and Lessee shall have no obligation to pay Rent other than the amount of Percentage Rent, if any, realizable from Gross Revenues generated by the operation of the Leased Property during the existence of such damage or destruction; provided, however, that if such damage or destruction was caused by Lessee's gross negligence or willful misconduct, Lessee shall remain liable for the amount of Rent which would have been payable hereunder at a rate equal to the average Rent during the last three preceding 12-month Lease Years (or if three 12-month Lease Years shall not have elapsed, the average during the preceding 12-month Lease Years or if one Lease Year has not elapsed, the amount derived by annualizing the Percentage Rent from the Commencement Date of this Lease), as if such damage or destruction had not occurred.

                                   ARTICLE XV
                                  -----------

                                  CONDEMNATION
                                  ------------

   15.1  Definitions.
         -----------

      (a)  "Condemnation" means a Taking resulting from (1) the exercise of any
            ------------
governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

      (b)  "Date of Taking" means the date the Condemnor has the right to
            --------------
possession of the property being condemned.

      (c)  "Award" means all compensation, sums or anything of value awarded,
            -----
paid or received on a total or partial Condemnation.

      (d)  "Condemnor" means any public or quasi-public authority, or private
            ---------
corporation or individual, having the power of Condemnation.

   15.2  Parties' Rights and Obligations.  If during the Term there is any
         -------------------------------
Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this Article XV.
     ----------

   15.3  Total Taking.  If title to the fee of the whole of the Leased Property
         ------------
is condemned by any Condemnor, this Lease shall cease and terminate as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable or Uneconomic for its Primary Intended Use, then either Lessee or Lessor shall have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Initial Base Rent, Fixed Base Rent, Percentage Rent and Additional Charges paid or payable by Lessee hereunder shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts.

   15.4  Allocation of Award.  The total Award made with respect to the Leased
         -------------------
Property or for loss of rent, or for Lessor's loss of business beyond the Term, shall be solely the property of and payable to Lessor. Any Award made for loss of Lessee's business during the remaining Term, if any, for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee in any such proceedings shall be the sole property of and payable to Lessee. In any Condemnation proceedings Lessor and Lessee shall each seek its Award in conformity herewith, at its respective expense; provided, however, neither Lessor nor Lessee shall initiate, prosecute or acquiesce in any proceedings that may result in a diminution of any Award payable to the other.

   15.5  Partial Taking.
         --------------

      (a) If title to less than the whole of the Leased Property is condemned, and the Leased Property is not Unsuitable or Uneconomic for its Primary Intended Use, or if Lessor is entitled but elects not to terminate this Lease as provided in Section 15.3, then Lessor or, at Lessor's election, Lessee shall, with all
   ------------
reasonable dispatch and to the extent that the Holder permits the application of the Award therefor and the Award is sufficient therefor, restore the untaken portion of any Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. Lessor and Lessee shall each contribute to the cost of restoration that part of its Award specifically allocated to such restoration, if any, together with severance and other damages awarded for the taken Leased Improvements; provided, however, that the amount of such contribution shall not exceed such cost.

      (b)  In the event of a partial Taking as described in Section 15.5(a)
                                                           ---------------
which does not result in a termination of this Lease by Lessor, the Initial
Base Rent or Fixed Base Rent, as applicable, shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such partial Taking. If Lessor and Lessee are unable to agree upon the amount of such abatement within thirty (30) days after such partial Taking, the matter shall be submitted to Arbitration as provided for in Section 40.2 hereof.
                                  ------------

   15.6  Temporary Taking.  If the whole or any part of the Leased Property or
         ----------------
of Lessee's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, and Lessee shall continue to pay, in the manner and at the times herein specified, Initial Base Rent or Fixed Base Rent, as applicable, and Additional Charges, but only to the extent of the Award made to Lessee for such Condemnation allocable to the Term. In addition, to the extent of the remaining balance, if any, of the Award made for such Condemnation allocable to the Term (after payment of Initial Base Rent or Fixed Base Rent, as applicable, and Additional Charges), Lessee shall pay Percentage Rent at a rate equal to the average Percentage Rent during the last three preceding 12-month Lease Years (or if three 12-month Lease Years shall not have elapsed, the average during the preceding 12-month Lease Years). Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. In the event of any Condemnation as in this Section 15.6 described, the entire amount
                                     ------------
of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid (a) directly to Lessee if the Award is payable by the Condemnor on a monthly basis, or (b) if payable by the Condemnor less frequently than on a monthly basis, the Award shall be paid to a trustee designated by Lessor or to the Holder of a Mortgage and made available to Lessee on terms reasonably satisfactory to Lessor or such Holder for application pursuant to the provisions of this Section 15.6. Lessee
                                                          ------------
covenants that upon the termination of any such period of temporary use or occupancy it will, to the extent that its Award and Lessor's contribution as set forth below are sufficient therefor, restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Lessee shall not be required to make such restoration. If restoration is required hereunder, Lessor shall contribute to the cost of such restoration that portion of its entire Award that is specifically allocated to such restoration in the judgment or order of the court, if any.

                                   ARTICLE XVI
                                  ------------

                                    DEFAULTS
                                    --------

   16.1  Events of Default.  Any one or more of the following events shall
         -----------------
constitute an Event of Default (herein so called) hereunder:

      (a) if Lessee fails to make any payment of Initial Base Rent, Fixed Base Rent or Percentage Rent within ten (10) days after receipt by the Lessee of Notice from Lessor that the same has become due and payable, provided that Lessor shall not be required to give any such Notice more than once in any Lease Year and that any second or subsequent failure by Lessee during such Lease Year to make any payment of Initial Base Rent, Fixed Base Rent or Percentage Rent on the date the same becomes due and payable shall constitute an immediate Event of Default; or

      (b)  if Lessee fails to make any payment of Additional Charges within ten
(10) days after receipt by Lessee of Notice from Lessor that the same has become due and payable; or

      (c) if Lessee fails to observe or perform any other term, covenant or condition of this Lease (other than a Performance Failure) and such failure is not curable, or if curable is not cured by Lessee within a period of thirty (30) days after receipt by the Lessee of

Notice thereof from Lessor, unless such failure is curable but cannot with due diligence be cured within a period of thirty (30) days, in which case it shall not be deemed an Event of Default if (i) Lessee, within such thirty (30) day period, proceeds with due diligence to cure the failure and thereafter diligently completes the curing thereof within 120 days of Lessor's Notice to Lessee, which 120-day period shall cease to run during any period that a cure of such failure is prevented by an Unavoidable Delay and shall resume running upon the cessation of such Unavoidable Delay, and (ii) the failure does not result in a notice or declaration of default under any material contract or agreement to which Lessor, the Company, or any Affiliate of either of them is a party or by which any of their assets are bound; or

      (d) if Lessee, the Guarantor or any Manager shall (i) be generally not paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its assets, (v) be adjudicated insolvent, or (vi) take corporate action for the purpose of any of the foregoing; or if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by Lessee, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its assets (the events described in (i) through (vi) and the immediately preceding clause herein called a "Bankruptcy
                                                                  -----------
Event"), or if an order for relief shall be entered in any case or proceeding
- -----
for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Lessee, or if any petition for any such relief shall be filed against Lessee and such petition shall not be dismissed within ninety (90) days. Notwithstanding the foregoing, with respect to a Bankruptcy Event with respect to a Manager, an Event of Default shall not be deemed to have occurred if Lessee finds a replacement Manager, subject to the prior Approval of Lessor, as soon as reasonably practicable and in no event later than one hundred twenty (120) days following the occurrence of any of such Bankruptcy Event by the Manager; or

      (e) if Lessee, the Guarantor or any Manager is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, ceases to do business or permits the sale or divestiture of substantially all of its assets (a "Dissolution Event"). Notwithstanding the foregoing, Lessee shall
               -----------------
be entitled to hire a new Manager, subject to the Approval of Lessor, within thirty (30) days after Notice from Lessor to Lessee that a Dissolution Event has occurred with respect to the current Manager, in which event such Event of Default shall be deemed to have been cured; or

      (f) if the estate or interest of Lessee in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any Proceeding; or

      (g) if, except as a result of and to the extent required by damage, destruction, Condemnation or Unavoidable Delay, Lessee ceases operations on the Leased Property; or

      (h) if notice of a default or an event of default has been given by the franchisor under any Franchise Agreement with respect to the Facility on the Leased Property as a result of any action or failure to act by the Lessee or any Person with whom the Lessee contracts for management services at the Facility, which default or event of default is not cured within applicable cure periods and does not arise from Lessor's breach of any of its obligations under this Lease which are required to maintain such Franchise Agreement or ground lease(s) in effect;

      (i)  if an Event of Default occurs under any or all of the Other Leases;

      (j)  if an Event of Default occurs under the Lease Master Agreement;

      (k)  if there is a breach of any of the provisions of Article XXXV and
                                                            ------------
such breach continues for a period of ten (10) business days after Notice there of to Lessee; or

      (l) if Guarantor fails to perform any of its obligations or breaches any of its covenants under the Guaranty, including, but not limited to, Guarantor's obligation to maintain the Minimum Net Worth, and such failure is not cured within ten (10) business days after Notice to Guarantor.

    Notwithstanding anything to the contrary contained in Section 16.1(c), the
                                                          ---------------
cure periods set forth in Section 16.1(c) shall not apply to any failure by
                          ---------------
Lessee to perform any term, covenant or condition for which a different grace or cure period is expressly set forth in any other provision of this Lease, and in either of the foregoing events such failure shall, after the expiration of any other grace or cure period expressly set forth elsewhere herein, constitute an immediate Event of Default.

    If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

    Lessor shall send Wyndham Management Corporation ("Wyndham Management")
                                                       ------------------
copies of any Notice which Lessor has expressly agreed to send to Lessee pursuant to this Section 16.1, and to the extent (but only to the extent) Lessee
                 ------------
has been granted an opportunity to cure a default hereunder, Wyndham Management shall have the simultaneous right to cure any such default by Lessee.

   16.2  Remedies.  Upon the occurrence of an Event of Default, Lessor shall
         --------
have the right, at Lessor's option, to elect to do any one or more of the following without further notice or demand to Lessee:

      (a) terminate this Lease, in which event Lessee shall immediately surrender the Leased Property to Lessor, and, if Lessee fails to so surrender, Lessor shall have the right, without notice, to enter upon and take possession of the Leased Property and to expel or remove Lessee and its effects without being liable for prosecution or any claim for damages therefor; and Lessee shall, and hereby agrees to, indemnify Lessor for all loss and damage which Lessor suffers by reason of such termination, including without limitation, damages in an amount equal to the total of:

         (i) the reasonable costs of recovering the Leased Property in the event that Lessee does not promptly surrender the Leased Property, and all other reasonable expenses incurred by Lessor in connection with Lessee's default;

         (ii) the unpaid Rent earned as of the date of termination, plus interest at the Overdue Rate accruing after the due date until such sums are paid by Lessee to Lessor;

         (iii) the total Rent (including Percentage Rent as determined below) which Lessor would have received under this Lease for the remainder of the Term, but discounted to the then present value at a rate of fifteen percent (15%) per annum, less the fair market rental value of the balance of the Term as of the time of such default discounted to the then present value at a rate of fifteen percent (15%) per annum;

         (iv) all transaction costs, application fees and conversion costs associated with obtaining and entering into a franchise agreement with a franchisor selected by Lessor; and

         (v)  all other sums of money and damages owing by Lessee to Lessor; or

      (b) enter upon and take possession of the Leased Property without terminating this Lease and without being liable for prosecution or any claim for damages therefor, and, if Lessor elects, relet the Leased Property on such terms as Lessor deems advisable, in which event Lessee shall pay to Lessor on demand the reasonable costs of repossessing and reletting the Leased Property and any deficiency between the Rent payable hereunder (including Percentage Rent as determined below) and the rent paid under such reletting; provided, however, that Lessee shall not be entitled to any excess payments received by Lessor from such reletting. Lessor's failure to relet the Leased Property shall not release or affect Lessee's liability for Rent or for damages; or

      (c) enter the Leased Property without terminating this Lease and without being liable for prosecution or any claim for damages therefor and maintain the Leased Property and repair or replace any damage thereto or do anything for which Lessee is responsible hereunder. Lessee shall reimburse Lessor immediately upon demand for any expense which Lessor incurs in thus effecting Lessee's compliance under this Lease, and Lessor shall not be liable to Lessee for any damages with respect thereto. Notwithstanding anything herein to the contrary, Lessee shall not be liable to Lessor for consequential, punitive or exemplary damages.

  The rights granted to Lessor in this Section 16.2 shall be cumulative of every
                                       ------------
other right or remedy provided in this Lease or which Lessor may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of Rent or damages accruing to Lessor by reason of any Event of Default under this Lease.

  Percentage Rent for the purposes of this Section 16.2 shall be a sum equal to
                                           ------------
(i) the average of the annual amounts of the Percentage Rent for the three 12-month Lease Years immediately preceding the Lease Year in which the termination, re-entry or repossession takes place, or (ii) if three 12-month Lease Years shall not have elapsed, the average of the Percentage Rent during the preceding 12-month Lease Years during which the Lease was in effect, or (iii) if one Lease Year has not elapsed, the amount derived by annualizing the Percentage Rent from the effective date of this Lease.

   16.3  Waiver.  Each party waives, to the extent permitted by applicable law,
         ------
any right to a trial by jury in any proceedings brought by either party to enforce the provisions of this Lease, including, without limitation, proceedings to enforce the remedies set forth in this Article XVI, and to the extent
                                          -----------
permitted by applicable law, Lessee waives the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

   16.4  Application of Funds.  Any payments received by Lessor under any of
         --------------------
the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order that Lessor may reasonably determine or as may be prescribed by the laws of the State.

                                  ARTICLE XVII
                                 -------------

                             LESSOR'S RIGHT TO CURE
                             ----------------------

   17.1  Lessor's Right to Cure Lessee's Default.  If Lessee fails to make any
         ---------------------------------------
payment or to perform any act required to be made or performed under this Lease including, without limitation, Lessee's failure to comply with the terms of any Franchise Agreement, and fails to cure the same within the relevant time periods, if any, provided in Section 16.1 or elsewhere in this Lease, Lessor,
                             ------------
without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter upon Notice to Lessee make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to Section 16.2, take all such action thereon as, in Lessor's opinion, may be
   ------------
necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor until such sums or expenses are paid by Lessee to Lessor, shall constitute Additional Charges and shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE XVIII
                                 --------------

                                REIT LIMITATIONS
                                ----------------

   18.1  Personal Property Limitation.  Anything contained in this Lease to the
         ----------------------------
contrary notwithstanding, the average of the adjusted tax bases of the items of Lessor's personal property that are leased to the Lessee under this Lease at the beginning and at the end of any Lease Year shall not exceed 15% of the average of the aggregate adjusted tax bases of the Leased Property at the beginning and at the end of such Lease Year (the "Personal Property
                                    -----------------

Limitation").  Lessor and Lessee shall at all times cooperate in good faith and
- ----------
use their best efforts to permit Lessor to comply with the Personal Property Limitation, which compliance may include, by way of example only and not by way of limitation or obligation, the purchase by Lessee at fair market value of personal property in excess of the Personal Property Limitation. All such compliance shall be effected in a manner which has no material net economic detriment to Lessee and will not jeopardize the Company's status as a real estate investment trust under the applicable provisions of the Code. This

Section 18.1 is intended to ensure that the Rent qualifies as "rents from real
- ------------
property," within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto, and shall be interpreted in a manner consistent with such intent.

   18.2  Sublease Rent Limitation.  Anything contained in this Lease to the
         ------------------------
contrary notwithstanding, Lessee shall not sublet the Leased Property or enter into any licenses or concessions or enter into any similar arrangement on any basis such that the rental or other amounts to be paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee, license, or concessionaire, or (b) any other formula such that any portion of the Rent would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

   18.3  Sublease Lessee Limitation.  Anything contained in this Lease to the
         --------------------------
contrary notwithstanding, Lessee shall not sublease the Leased Property to, or enter into any license, concession or similar arrangement with, any Person in which the Company owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code, or any Person in which Patriot American Hospitality Partnership, L.P. owns, directly or indirectly, a ten percent (10%) or more interest within the meaning of the same section as modified by Section 7704(d)(3)(B) of the Code or any similar or successor provisions thereto.

   18.4  Lessee Ownership Limitation.  Anything contained in this Lease to the
         ---------------------------
contrary notwithstanding, Lessor shall not take, or permit an Affiliate of Lessor to take, any action that would cause the Company to own, directly or indirectly, a 10% or more interest in the Lessee within the meaning of Section 856(d)(2)(B) of the Code, or that would cause Patriot American Hospitality Partnership, L.P. to own, directly or indirectly, a ten percent (10%) or more interest in the Lessee within the meaning of the same Section as modified by
Section 7704(d)(3)(B) of the Code, or any similar or successor provisions thereto. Anything contained in this Lease to the contrary notwithstanding, Lessee shall not take, or permit an Affiliate of Lessee to take, any action that would cause the Company to own, directly or indirectly, a 10% or more interest in the Lessee within the meaning of Section 856(d)(2)(B) of the Code, or that would cause Patriot American Hospitality Partnership, L.P. to own, directly or indirectly, a ten percent (10%) or more interest in the Lessee within the meaning of the same Section as modified by Section 7704(d)(3)(B) of the Code, or any similar or successor provisions thereto. Anything contained in this Lease to the contrary notwithstanding, Lessee shall not take, or permit an Affiliate of Lessee to take, any action that would cause Lessee to bear a direct or indirect relationship to the former owner of the Leased Property within the meaning of Section 514(c)(9)(B)(iii) of the Code, or that would cause Lessee to bear a direct or indirect relationship to the Central States, Southeast and Southwest Areas Pension Fund within the meaning of Section 514(c)(9)(B)(iv) of the Code. Any transfer of interests in the Lessee pursuant to Section 35.4
                                                               ------------
shall be deemed to be an action of Lessee for purposes of this Section 18.4.
                                                               ------------

   18.5  Director, Officer and Employee Limitation.  Anything contained in this
         -----------------------------------------
Lease to the contrary notwithstanding, Lessor and Lessee shall cooperate to ensure that (i) no directors, officers or employees of Lessor or the Company shall be directors, officers or employees of, or own any ownership interest in, Lessee or any Affiliate thereof (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property), and (ii) no directors, officers or employees of Lessee or any Affiliate thereof (or of any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property) shall be directors, officers or employees of Lessor or the Company.

   18.6  Schedule of Stockholders.  Upon the Commencement Date, Lessee shall
         ------------------------
provide to Lessor a schedule of all stockholders who own of record or beneficially ten percent (10%) or more of the outstanding capital stock of Lessee. During the Term, Lessee shall promptly provide Lessor with Notice of any changes in the foregoing schedule. Lessee represents and warrants that as of the Commencement Date it is not directly or indirectly related to the former owner of the Leased Property within the meaning of Section 514(c)(9)(B)(iii) of the Code, or directly or indirectly related to the Central States, Southeast and Southwest Areas Pension Fund within the meaning of Section 514(c)(9)(B)(iv) of the Code. Lessee shall from time to time provide such information as Lessor may reasonably request to verify Lessee's compliance with Section 18.4 and this
                                                      ------------
Section 18.6.
- ------------

                                   ARTICLE XIX
                                  ------------

                                  HOLDING OVER
                                  ------------

   19.1  Holding Over.  If Lessee for any reason remains in possession of the
         ------------
Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month two times the aggregate of (a) one-twelfth of the aggregate Initial Base Rent, or Fixed Base Rent, as applicable, and Percentage Rent payable with respect to the last Lease Year of the Term, (b) all Additional Charges accruing during the applicable month and (c) all other sums, if any, payable by Lessee under this Lease with respect to the Leased Property. During such period, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenancies at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                   ARTICLE XX
                                  -----------

                                  INDEMNITIES
                                  -----------

   20.1  Indemnification.
         ---------------

      (a) LESSEE WILL PROTECT, INDEMNIFY, HOLD HARMLESS AND DEFEND LESSOR INDEMNIFIED PARTIES FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES), TO THE EXTENT PERMITTED BY LAW,

INCLUDING THOSE RESULTING FROM A LESSOR INDEMNIFIED PARTY'S OWN NEGLIGENCE but excluding those resulting from (the items described in (i) through (iii) herein called "Lessor Excluded Acts")(i) liabilities, obligations, claims, damages and
        --------------------
penalties resulting from Emergency Situations arising at the Facility for which Lessor has the express obligation to fund Capital Expenditures to remediate such Emergency Situations and Lessor has failed to fund such Capital Expenditures within ten (10) days following written demand from Lessee to do so, (ii) the negligence of Lessor or its agents, employees, contractors or invitees when actually performing alterations or other capital work which are not obligations of Lessee and are not performed or supervised by Lessee on behalf of Lessor or
(iii) a Lessor Indemnified Party's gross negligence or willful misconduct, imposed upon or incurred by or asserted against Lessor Indemnified Parties by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, during the Term or while the Leased Property is in the possession or control of Lessee including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non-use, condition, management, operation, maintenance or repair by Lessee or any of its agents, employees, contractors or invitees of the Leased Property or Lessee's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which a Lessor Indemnified Party is made a party or participant related to such use, misuse, non-use, condition, management, operation, maintenance, or repair thereof by Lessee or any of its agents, employees, contractors or invitees, including any failure of Lessee or any of its agents, employees, contractors or invitees to perform any obligations under this Lease or imposed by applicable law (other than arising out of Condemnation proceedings), (c) any Impositions that are the obligations of Lessee pursuant to the applicable provisions of this Lease, (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and
(e) the nonperformance by Lessee or any of its agents, employees or contractors of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder.

    (b) Lessor will protect, indemnify, hold harmless and defend Lessee Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Lessee Indemnified Parties as a result of (a) the gross negligence or willful misconduct of Lessor arising in connection with this Lease or the Facility, (b) any failure on the part of Lessor to perform or comply with any of the terms of this Lease or (c) any Lessor Excluded Acts.

    (c) Any amounts that become payable by an Indemnifying Party under this Section shall be paid within ten (10) days after liability therefor on the part of the Indemnifying Party is determined by litigation or otherwise, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Any such amounts shall be reduced by insurance proceeds received and any other recovery (net of costs) obtained by the Indemnified Party. An Indemnifying Party, upon request, shall at its sole expense resist and defend any Proceeding, claim or action, or cause the same to be resisted and defended by counsel designated by the Indemnifying Party and approved by the Indemnified Party, which Approval shall not be unreasonably withheld; provided, however, that such Approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding, claim or action and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless a conflict of interest prevents representation of such Indemnified Party by the counsel selected by the Indemnified Party and such separate counsel has been approved by the Indemnifying Party, which Approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding, claim or action made without its consent, which consent shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, non-appealable judgment for an adversary party in any such Proceeding, claim or action, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any liabilities incurred by such Indemnified Party by reason of such settlement or judgement. Nothing herein shall be construed as indemnifying an Indemnified Party against its own grossly negligent acts or omissions or willful misconduct.

          (d) Lessee's or Lessor's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                                   ARTICLE XXI
                                  ------------

                           SUBLETTING AND ASSIGNMENT
                           -------------------------

    21.1  Subletting and Assignment.
          -------------------------

          (a) Subject to the provisions of Article XVIII and Sections 21.2, 21.3
                                           -------------     -------------------
and any other express consents, conditions, limitations or other provisions set forth herein, Lessee shall not assign this Lease or hereafter sublease all or any part of the Leased Property without first obtaining the written consent of Lessor. Notwithstanding the foregoing, Lessee may assign its interest in this Lease, without Lessor's consent, to Wyndham Hotel Corporation or any of its affiliates, including, without limitation, Wyndham Management, provided such assignment will not affect (i) material terms of the Management Agreement with Wyndham Management including, without limitation, the fees payable to the Manager and the services to be rendered by the Manager, (ii) Wyndham Management's ability to manage the Leased Property or (iii) Lessor's rights or Wyndham Hotel Corporation's obligations with respect to Section 37.2. In the
                                                        ------------
case of a permitted subletting, the sublessee shall comply with the provisions of Sections 18.2, 18.3, 18.4, 18.5, 18.6, 21.2 and 21.3, and in the case of a
   -------------------------------------------     ----
permitted assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. In case of either an assignment or subletting made during the Term, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance satisfactory to Lessor, shall be delivered promptly to Lessor.

    21.2  Attornment.  Lessee shall insert in each future sublease permitted
          ----------
under Section 21.1 provisions to the effect that (a) such sublease is subject
      ------------
and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

    21.3  Management Agreement.  Lessee shall not enter into any management or
          --------------------
agency agreement relating to the management or operation of the Facility or any modifications to such management or agency agreement (collectively, the "Management Agreement") without Lessor's prior written Approval of the terms and
- ---------------------
conditions thereof and if the Manager is not an Affiliate of Lessee (or, is not Wyndham Hotel Corporation or any of its subsidiaries) the identity of any manager of the Facility (the "Manager"), such Approval not to be unreasonably
                              -------
withheld. The Management Agreement shall provide, among other things, that (i) upon termination of this Lease or termination of Lessee's right to possession of the Leased Property for any reason whatsoever, the Management Agreement may be terminated by Lessor without liability for any payment due or to become due to the Manager except as otherwise provided in Section 36.1(c) hereof, and (ii) all fees and other amounts, excluding reimbursable expenses payable to Manager, payable by Lessee to the Manager shall be fully subordinate to an amount of Rent equal to Initial Base Rent and Fixed Base Rent, as the case may be, as increased from time to time hereunder.

                                  ARTICLE XXII
                                 -------------

                             ESTOPPEL CERTIFICATES
                             ---------------------

    22.1  Officer's Certificates; Financial Statements; Lessor's Estoppel
          ---------------------------------------------------------------
Certificates and Covenants.
- --------------------------

          (a) At any time and from time to time upon not less than fifteen (15) days Notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee there is any existing default or Event of Default hereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor. Any such certificate furnished pursuant to this Section may be relied upon by Lessor, any lender, any underwriter and any prospective purchaser of the Leased Property.

          (b) Lessee will furnish the following statements and operating information to Lessor:

              (1) the most recent Consolidated Financials of Lessee within thirty (30) days after each quarter of any fiscal year (or, in the case of the final quarter in any fiscal year, the most recent audited Consolidated Financials of Lessee within sixty (60) days);

              (2) with reasonable promptness, such other information respecting the financial condition, operations and affairs of Lessee or the Leased Property
(A) as Lessor or the Company may be required or may deem desirable in its reasonable discretion to file with or provide to the SEC or any other governmental agency or any other Person, all in the form, and unaudited (or audited, at Lessor's expense), as Lessor may request in Lessor's reasonable discretion, (B) as may be reasonably necessary to confirm compliance by Lessee and its Affiliates with the requirements of this Lease, and (C) as may be required or requested by any existing, potential or future Holder;

              (3) on or before the 15th day of each month, a balance sheet, and detailed profit and loss and cash flow statements showing the financial position of the Facility as at the end of the preceding month and the results of operation of the Facility for such preceding month and the Lease Year to date (including a comparison to the Operating Budget as approved);

              (4) on or before the 15th day of each month, the general manager's written critique of the financial report submitted pursuant to subsection (3) immediately above, setting forth in narrative form any variations during the preceding month from the Annual Budget and including a preview of the Facility's financial operations during the current month;

              (5) on or before the 15th day of each April, July and October during the Term, an updated estimate for each calendar quarter remaining in the Lease Year of the information required by Sections 3.5(a) and (e) hereof;
                                          ---------------     ---

              (6) monthly STR Reports within five (5) days of Lessee's receipt thereof;

              (7) within five (5) days of Lessee's receipt thereof, any inspection reports received from the franchisor under any Franchise Agreement; and

              (8) upon request by Lessor, copies of all licenses, permits, occupancy agreements, operating agreements, leases, contracts, inspection reports, studies, appraisals, assessments, default or other notices and similar materials and information existing with respect to the Leased Property not previously delivered to Lessor or an Affiliate of Lessor.

          (c) At any time and from time to time upon not less than ten (10) days notice by Lessee, Lessor will furnish to Lessee or to any person designated by Lessee an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Lessor there is any existing default or Event of Default on Lessee's part hereunder, and such other information as may be reasonably requested by Lessee. Any such certificate furnished pursuant to this Section may be relied upon by Lessee, any lender, any underwriter and any purchaser of the assets of Lessee.

          (d) Lessee covenants to cause its officers and employees, its Manager and its auditors to cooperate fully and promptly with Lessor and the Company and with the auditors for Lessor and the Company in connection with the timely preparation and filing of Lessor's and the Company's filings, reports and returns under applicable federal, state and other governmental securities, blue sky and tax laws and regulations. Lessor covenants to cause its officers and employees and auditors to cooperate fully with Lessee and Lessee's auditors in connection with the timely preparation and filing of Lessee's filings, reports and returns under applicable federal, state and other governmental securities, blue sky and tax laws and regulations.

                                  ARTICLE XXIII
                                 --------------

                                  INSPECTIONS
                                  -----------

    23.1  Regular Meetings; Lessor's Right to Inspect.
          -------------------------------------------

          (a) Lessee agrees that a senior level representative of operations of the Facility (such as the general manager or controller) and if requested by Lessor, the general manager, will meet with Lessor and its representatives on a monthly basis throughout each Lease Year in order to discuss all aspects of the management, maintenance and operation of the Facility.

          (b) Lessee shall permit Lessor and its representatives as frequently as reasonably requested by Lessor, but not more frequently than monthly, to inspect the Leased Property and Lessee's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee. In conducting such inspections Lessor shall not unreasonably interfere with the conduct of Lessee's business at the Leased Property.

          (c) Subject to availability, Lessee will provide reasonable gratuitous accommodations, food and beverage, and other services and amenities to Lessor and its representatives in connection with all such meetings and inspections.

                                  ARTICLE XXIV
                                 -------------

                                   NO WAIVER
                                   ---------

    24.1  No Waiver.  No failure by Lessor or Lessee to insist upon the strict
          ---------
performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                  ARTICLE XXV
                                 ------------

                              CUMULATIVE REMEDIES
                              -------------------

    25.1  Remedies Cumulative.  To the extent permitted by law but subject to
          -------------------
Article XXXIX and any other provisions of this Lease expressly limiting the
- -------------
rights, powers and remedies of either Lessor or Lessee, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                                  ARTICLE XXVI
                                 -------------

                                   SURRENDER
                                   ---------

    26.1  Acceptance of Surrender.  Other than upon expiration of the Term, no
          -----------------------
surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXVII
                                 --------------

                                   NO MERGER
                                   ---------

    27.1  No Merger of Title.  There shall be no merger of this Lease or of the
          ------------------
leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

                                 ARTICLE XXVIII
                                ---------------

                              CONVEYANCE BY LESSOR
                              --------------------

    28.1  Conveyance by Lessor.  Lessor shall have the unrestricted right to
          --------------------
mortgage or otherwise convey the Leased Property to a Holder. If Lessor conveys the Leased Property in accordance with the terms hereof other than to a Holder, and the grantee or transferee of the Leased Property expressly assumes all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner. If Lessee is not reasonably satisfied that the new owner (a) is not a competitor of Lessee or Manager or (b) is a capable, reliable and qualified Person of good reputation and character, or (c) has a Net Worth sufficient to satisfy the Lessor's obligations under this Lease, Lessee (i) may terminate this Lease upon sixty (60) days' Notice to Lessor given within thirty
(30) days after

Lessee receives Notice of such conveyance or (ii) shall have a Right of First Refusal (herein so called) to purchase the Facility on substantially the same terms and conditions as Lessor intends to sell to such third party. Lessor shall provide Notice, including all terms and conditions, to Lessee of any bona fide third party offers to acquire the Facility subject to this Lease which Lessor desires to accept. Lessee shall then have a period of ten (10) business days after receipt of such Notice to notify Lessor of its intention to accept or refuse such offer. In the event Lessee rejects an offer as provided herein, Lessor may sell the Facility on substantially the same terms and conditions as were set forth in the Notice within two hundred seventy (270) days after Lessee rejects such offer. If Lessor fails to consummate the transaction described in the Notice within such two hundred seventy (270) day period or intends to consummate such transaction on terms and conditions which are not substantially the same terms and conditions as were provided in the Notice, Lessor shall so notify Lessee and Lessee shall have a period of ten (10) business days to accept or reject a subsequent offer in the manner as provided in this Section 28.1. A
                                                               ------------
"bona fide third party offer" shall mean either a binding or non-binding letter of intent or written proposal containing provisions upon which Lessor and the prospective purchaser are willing to enter into a purchase and sale contract for the purchase and sale of the Facility subject to this Lease. In the event Lessee exercises its right of first refusal as provided in this Section 28.1, such exercise shall constitute an unconditional and binding obligation of Lessee to purchase the Facility on substantially the same terms and conditions as were provided in the Notice. If Lessor fails to offer Lessee a Right of First Refusal under this Section 28.2, Lessee shall have the right to terminate this
                   ------------
Lease and receive the termination fee described in Section 36.1(b) below.
                                                   ---------------

    28.2  Lessor May Grant Liens.
          ----------------------

          (a) Without the consent of Lessee, Lessor may from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property, or any portion thereof or interest therein, or upon Lessor's interest in this Lease, whether to secure any borrowing or other means of financing or refinancing. This Lease and Lessee's interest hereunder shall at all times be subject and subordinate to the lien and security title of any deeds to secure debt, deeds of trust, mortgages, or other interests heretofore or hereafter granted by Lessor or which otherwise encumber or affect the Leased Property and to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements, substitutions, and extensions thereof (all of which are herein called the "Mortgage"), provided
                                                            --------
that the Mortgage and all security agreements delivered by Lessor in connection therewith shall be subject to Lessee's rights under this Lease to receive all Gross Revenues of the Facility prior to the earlier of the occurrence of an Event of Default or the date that this Lease is terminated by the Holder of the Mortgage in the exercise of its remedies thereunder. In confirmation of such subordination, however, Lessee shall, at Lessor's request, promptly execute, acknowledge and deliver any instruments which may be required to evidence subordination to any Mortgage and to the Holder thereof and the assignment of this Lease and Lessor's rights and interests thereunder to such Holder. In the event of Lessee's failure to deliver such instruments and if the Mortgage and such instruments do not change any term of this Lease, Lessor may, in addition to any other remedies for breach of covenant hereunder, execute, acknowledge, and deliver the instrument as the agent or attorney-in-fact of Lessee, and Lessee hereby irrevocably constitutes Lessor its attorney-in-fact for such purpose, Lessee acknowledging that the appointment is coupled with an interest and is irrevocable.

          (b) Lessee shall, upon the request of Lessor or any existing, potential or future Holder, (i) provide Lessor or such Holder with copies of all licenses, permits, occupancy agreements, operating agreements, leases, contracts, inspection reports, studies, appraisals, assessments, default or other notices and similar materials reasonably requested in connection with any existing or proposed financing of the Leased Property, and (ii) execute, and/or cause the Manager to execute, as applicable, such estoppel agreements and collateral assignments with respect to the Facility's liquor license, the Management Agreement and any of the other aforementioned agreements as Holder may reasonably request in connection with any such financing, provided that no such estoppel agreement or collateral assignment shall in any way affect the Term or affect any rights of Lessee under this Lease or otherwise amend the provisions of this Lease.

          (c) No act or failure to act on the part of Lessor which would entitle Lessee under the terms of this Lease, or by law, to be relieved of any of Lessee's obligations hereunder (including, without limitation, its obligation to pay Rent) or to terminate this Lease, shall result in a release or termination of such obligations of Lessee or a termination of this Lease unless: (i) Lessee shall have first given written notice of Lessor's act or failure to act to the Holder, specifying the act or failure to act on the part of Lessor which would give basis to Lessee's rights; and (ii) the Holder, after receipt of such notice, shall have failed or refused to correct or cure the condition complained of within a reasonable time thereafter (in no event less than sixty (60) days), which shall include a reasonable time for such Holder to obtain possession of the Leased Property, if possession is reasonably necessary for the Holder to correct or cure the condition, or to foreclose such Mortgage, and if the Holder notifies the Lessee of its intention to take possession of the Leased Property or to foreclose such Mortgage, and correct or cure such condition. If such Holder is prohibited by any process or injunction issued by any court or by reason of any action by any court having jurisdiction or any bankruptcy, debtor rehabilitation or insolvency proceedings involving Lessor from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, the times for commencing or prosecuting such foreclosure or other proceedings shall be extended for the period of such prohibition.

          (d) Lessee shall deliver by notice delivered in the manner provided in
Article XXX to any Holder who gives Lessee written notice of its status as a
- -----------
Holder, at such Holder's address stated in the Holder's written notice or at such other address as the Holder may designate by later written notice to Lessee, a duplicate copy of any and all notices regarding any default which Lessee may from time to time give or serve upon Lessor pursuant to the provisions of this Lease. Copies of such notices given by Lessee to Lessor shall be delivered to such Holder simultaneously with delivery to Lessor. No such notice by Lessee to Lessor hereunder shall be deemed to have been given unless and until a copy thereof has been mailed to such Holder.

          (e) At any time, and from time to time, upon not less than ten (10) days' notice by a Holder to Lessee, Lessee shall deliver to such Holder an estoppel certificate certifying as to the information required in Section 22.1(c), and such other information as may be reasonably requested by such Holder. Any such certificate may be relied upon by such Holder.

          (f) Lessee shall cooperate in all reasonable respects, and as generally described in Section 42.2 of this Lease, with any transfer of the
                       ------------
Leased Property to a Holder
that succeeds to the interest of Lessor in the Leased Property (including, without limitation, in connection with the transfer of any franchise, license, lease, permit, contract, agreement, or similar item to such Holder or such Holder's designee necessary or appropriate to operate the Leased Property). Lessor and Lessee shall cooperate in (i) including in this Lease by suitable amendment from time to time any provision which may be requested by any proposed Holder, or may otherwise be reasonably necessary, to implement the provisions of this Article and (ii) entering into any further agreement with or at the request of any Holder which may be reasonably requested or required by such Holder in furtherance or confirmation of the provisions of this Article; provided, however, that any such amendment or agreement shall not in any way affect the Term nor affect any rights of Lessor or Lessee under this Lease.

                                  ARTICLE XXIX
                                 -------------

                                QUIET ENJOYMENT
                                ---------------

    29.1  Quiet Enjoyment.  So long as Lessee pays all Rent as the same becomes
          ---------------
due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace and/or cure periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor and not claiming by, through or under Lessee, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Lessor or hereafter consented to by Lessee or provided for herein. Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

                                   ARTICLE XXX
                                  ------------

                                    NOTICES
                                    -------

    30.1  Notices.  All notices, demands, requests, consents Approvals and other
          -------
communications ("Notice" or "Notices") hereunder shall be in writing and personally served or mailed (by express mail, courier, or registered or certified mail, return receipt requested and postage prepaid), (i) if to Lessor at Tri West Plaza, 3030 LBJ Freeway, Suite 1500, Dallas, Texas 75234, Attention:
Mr. Thomas W. Lattin and John P. Bohlmann and (ii) if to Lessee at 2001 Ross Avenue, Suite 3200, Dallas, Texas 75201, Attention: Sue Groenteman, and Wyndham Management Corporation, 2001 Bryan Tower, Suite 2300, Dallas, Texas 75201, Attn: General Counsel, or to such other address or addresses as either party may hereafter designate. Personally delivered Notice shall be effective upon receipt, and Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                 ARTICLE XXXI
                                 -------------

                                  APPRAISALS
                                  ----------

    31.1  Appraisers.  If it becomes necessary to determine the fair market
          ----------
value or fair market rental of the Leased Property for any purpose of this Lease, then, except as otherwise expressly provided in this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after Notice, Lessor (or Lessee, as the case may be) shall by Notice to Lessee (or Lessor, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five years experience in the State appraising property similar to the Leased Property, shall, within ten (10) days after the date of the Notice appointing the second appraiser, proceed to appraise the Leased Property to determine the fair market value or fair market rental thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers are appointed and if the difference between the amounts so determined does not exceed 5% of the lesser of such amounts, then the fair market value or fair market rental shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined exceeds 5% of the lesser of such amounts, then such two appraisers shall have ten (10) days to appoint a third appraiser. If no such appraiser shall have been appointed within such ten (10) days or within sixty (60) days of the original request for a determination of fair market value or fair market rental, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the fair market value or fair market rental within thirty (30) days after appointment of such appraiser. The determination of the appraiser which differs most in the terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the fair market value or fair market rental of the Leased Property, as the case may be. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

                                 ARTICLE XXXII
                                 -------------

                               EMPLOYEE MATTERS
                               ----------------

    32.1  Employees During the Term.  Lessee acknowledges and agrees that all
          -------------------------
employees involved in the use and operation of the Leased Property shall be employees of Lessee, Manager, or one of their Affiliates and not of Lessor or any of its Affiliates. Lessee, its Manager, and their Affiliates shall fully comply with all Legal Requirements and all collective bargaining and other agreements applicable to such employees.

    32.2  Employee Matters Upon Termination Due to an Event of Default or
          ---------------------------------------------------------------
Expiration of the Lease.  Upon the expiration of this Lease or earlier
- -----------------------
termination of this Lease as a result of an Event of Default hereunder by Lessee, all such employees shall be terminated or retained by Lessee, Manager or their Affiliate, as applicable, and Lessee, Manager or their Affiliate, as applicable, shall provide any required notices required under Legal Requirements or other rights to such employees, all without liability to Lessor or the Facility, or any other owner, lessee or manager of the Facility. Payment of all costs and expenses associated with accrued but unpaid salary, earned but unpaid vacation pay, accrued but unearned vacation pay, pension and welfare benefits, COBRA benefits, employee fringe benefits, employee termination payments or any other employee benefits due to such employees, shall be the sole responsibility and obligation of and shall be paid when due by Lessee, Manager or their Affiliate, as applicable. Upon the expiration of this Lease or earlier termination of this Lease as a result of an Event of Default hereunder by Lessee, any owner, manager or lessee of the Facility shall have the right, but not the obligation, to extend offers of employment to some or all of such employees, excluding the Executive Personnel, on such terms and conditions as are determined solely in such party's discretion; provided, however, the Executive Personnel may be hired by any owner, manager or lessee of the Facility, if such Executive Personnel solicits such employment. Lessee, Manager or their Affiliate, as applicable, shall provide any notices, coverages or other rights as shall be required to comply with the medical coverage continuation requirements of COBRA to any persons who are entitled to such rights by virtue of the maintenance of any group health plan by Lessee, Manager or their Affiliate, as applicable, and shall maintain, or cause an affiliate company to maintain, a group health plan that such person shall be entitled to participate in for the maximum period required by COBRA. Lessee shall indemnify, defend and hold harmless Lessor, the Facility, and any other owner, lessee or manager of the Facility, from and against any and all claims, causes of action, proceedings, judgments, damages, penalties, liabilities, costs and expenses (including reasonable attorney's fees and disbursements) arising out of the employment or termination of employment of or failure to offer employment to any employee or prospective employee by Lessee, Manager or their Affiliates, or the failure of Lessee, Manager or any of their Affiliates to comply with the provisions of this section.

    32.3  Employee Matters Upon Termination Under Article XXXVI or Section
          ----------------------------------------------------------------
38.1(c).  Notwithstanding the provisions of Section 32.2, if Lessor terminates
- -------                                     ------------
this Lease pursuant to the provisions of Article XXXVI, or Lessee terminates
                                         -------------
this Lease pursuant to Section 38.1(c), on and after the effective date of such
                       ---------------
termination, hotel personnel employed by Manager immediately prior to the effective date of termination will either be employed by Lessor, or its designee, or Lessor will take such other action with respect to their employment, which may include notification of the prospective termination of their employment, so as, in any case, to insure that Manager does not incur any liability pursuant to the Workers Adjustment Retraining and Notification Act (the "WARN Act"). In the event Lessor does not provide to Lessee legally
      --------
sufficient advance written Notice of such termination or if Lessor, or its designee does not hire a sufficient number of hotel personnel employed by Manager to avoid WARN act liability, then Lessor shall pay, when due, all costs and expenses associated with accrued but unpaid salary, earned but unpaid vacation pay, COBRA benefits, employee fringe benefits, employee termination payments or any other employee benefits due to such employees. Lessor shall indemnify, defend and hold harmless Lessee and Manager from and against any and all claims, causes of action, proceedings, judgments, damages, penalties, liabilities, costs and expenses (including reasonable attorney's fees and disbursements) arising from the failure of Lessor to comply with the provisions of this Section
        -------

32.3.  Further, in the event of a termination of this Lease under the
- ----
circumstances described above in this Section 32.3 and the failure of Lessor to
                                      ------------
either give Lessee legally sufficient advance written Notice of such termination or if Lessor or its designee does not hire a sufficient number of hotel personnel employed by Manager to avoid WARN Act liability, Lessor shall assume and does hereby assume, all COBRA liabilities and COBRA obligations to the Facility's personnel, which Lessee or Manager shall or may incur in connection with such termination of this Lease, and Lessor hereby agrees to defend, indemnify and hold harmless Lessee and Manager from and against any and all claims, causes of actions, proceedings, judgments, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) relating to or resulting from Lessor's breach of the foregoing covenant with respect to COBRA matters.

                                 ARTICLE XXXIII
                                ---------------

                            (Intentionally deleted)

                                  ARTICLE XXXIV
                                 --------------

                              MEMORANDUM OF LEASE
                              -------------------

    34.1  Memorandum of Lease.  Lessor and Lessee shall promptly upon the
          -------------------
request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum of this Lease.

                                  ARTICLE XXXV
                                 -------------

         CHANGE OF CONTROL, OTHER BUSINESS ACTIVITIES, NON-COMPETITION
         -------------------------------------------------------------

    35.1     Intentionally Deleted.

    35.2     Intentionally Deleted.

    35.3     Intentionally Deleted.

    35.4    Change of Control.  Lessee represents and warrants that it is a
            -----------------
Texas corporation all of whose outstanding capital stock is owned 51% by D. Michael Crow and 49% by Harlan R. Crow and Trammell S. Crow. Lessee agrees that throughout the Term of this Lease, all of the outstanding capital stock of Lessee shall be owned directly or indirectly by, and Lessee shall be controlled 51% by D. Michael Crow and 49% by Harlan R. Crow and Trammell S. Crow. However, a merger or a transfer of all or substantially all of the stock or assets of Lessee which results in Lessee ceasing to be controlled 51% by D. Michael Crow and 49% by Harlan R. Crow and Trammell S. Crow shall not constitute an Event of Default. Lessee shall give Lessor prompt Notice of the occurrence of such a transaction. If such a transaction occurs and if Lessor is not reasonably satisfied that the Person controlling Lessee is a capable, reliable and qualified Person of good reputation and character which has the financial capability to fulfill Lessee's obligations hereunder or, in Lessee's reasonable judgment, such Person or an Affiliate of such Person is a competitor of Lessor, Lessor may terminate this Lease upon ninety (90) days Notice to Lessor given within one hundred twenty (120) days after Lessee receives a Notice of the occurrence of such transaction. A "competitor of Lessor" shall mean a Person which, or an Affiliate of which, is a real estate investment trust which is or intends to become publicly held or traded. In the event Lessor exercises its option to terminate in accordance therewith, Lessee shall not be entitled to any compensation for early termination of this Lease. Notwithstanding the foregoing provisions of this Section 35.4, a shareholder of Lessee may transfer all or
                   ------------
part of his interest in Lessee to a Person in the Crow Family Group.

    35.5  Other Business Activities.  Lessee shall not engage in or incur any
          -------------------------
expenses, indebtedness or obligations related to any business or activity, including without limitation owning, leasing or managing hotels other than the Facility, that is not directly related to leasing the Leased Property under this Lease or the Other Leased Properties under the Other Leases.

    35.6  Non-Competition.
          ---------------

          (a) Without Lessor's prior written consent, neither Lessee nor any Affiliate thereof, nor Manager, Wyndham Hotel Corporation or any of their affiliates or subsidiaries shall, during the Term hereof, acquire, construct, operate, lease, franchise or manage any luxury hotel which uses a Wyndham brand name within a five (5) mile radius of the Leased Property.

          (b) Lessee, any Affiliate thereof, Manager, Wyndham Hotel Corporation or any of their affiliates or subsidiaries may acquire, construct, operate, lease, franchise or manage any non-luxury hotel (including a Wyndham "garden" hotel) within a three (3) mile radius of the Leased Property; provided, however, in the event Lessee desires to construct or acquire a non-luxury hotel and offer to sell all or any ownership interest in any such non-luxury hotel, Lessor shall have a right of first refusal to purchase such non-luxury hotel or ownership interest therein pursuant to this Section 35.6(b). Lessee shall provide Notice,
                                  ---------------
including all terms and conditions, to Lessor (i) of any bona fide third party offers to acquire any such non-luxury hotels or ownership interest therein which Lessee desires to accept and subsequently sell all or any ownership interest therein and (ii) of any bona fide development opportunities with respect to non-luxury hotels that Lessee desires to develop and subsequently sell all or any ownership interest therein. Lessor shall then have a period of ten (10) business days after receipt of such Notice to notify Lessee of its intention to accept or refuse such offers. In the event Lessor rejects an offer as provided herein, Lessee may sell the non-luxury hotel or ownership interest therein on substantially the same terms and conditions as were set forth in the Notice within two hundred seventy (270) days after Lessor rejects such offer. If Lessee fails to consummate either of the transactions contemplated in Section
                                                               -------
35.6(b)(i) or 35.6(b)(ii) within such two hundred seventy (270) day period or
- ---------     -----------
intends to consummate such transaction on terms and conditions which are not substantially the same terms and conditions as were provided in the Notice, Lessee shall so notify Lessor and Lessor shall have a period of ten (10) business days to accept or reject a subsequent offer in the manner as provided in this Section 35.6(b). A "bona fide third-party offer" shall mean either a
        ---------------
binding or non-binding letter of intent or written proposal containing provisions upon which Lessee and the prospective seller are willing to enter into a purchase and sale contract. A "bona fide development opportunity" shall mean either a binding or non-binding letter of intent or written proposal containing provisions upon which Lessee and the prospective purchaser and/or developer of the non-luxury hotel are willing to enter into a development or sale contract. Lessor shall not have a right of first refusal under this Section
                                                                         -------
35.6(b) as to "Wyndham" brand name hotels which Lessee, and/or its Affiliates,
- -------
Manager and/or Wyndham Hotel Corporation manage, but do not own, as of the Commencement Date.

          (c) Nothing in this Section 35.6 shall prohibit any of Lessee's
                              ------------
Affiliates, Manager and Wyndham Hotel Corporation and their affiliates and subsidiaries from (i) continuing to own, operate, lease, franchise or manage during the Term hereof, any hotels within such five (5) mile radius which such Persons own, operate, lease, franchise or manage as of the Commencement Date or
(ii) owning, operating, leasing, franchising or managing during the Term hereof, any extended stay, budget residential suites.

                                  ARTICLE XXXVI
                                 --------------

                          LESSOR'S OPTION TO TERMINATE
                          ----------------------------

    36.1  Lessor's Option to Terminate Lease.
          ----------------------------------

          (a) In the event Lessor enters into a bona fide contract to sell the Leased Property to a non-Affiliate, or in the event of a Tax Law Change resulting in Lessor's determination to terminate this Lease, then in either such event Lessor may terminate the Lease by giving not less than thirty (30) days prior Notice to Lessee of Lessor's election to terminate the Lease upon the closing under such contract or upon a date specified by Lessor which is on or after the effective date of the Tax Law Change. Effective upon such date, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease and all Rent including Percentage Rent and Additional Charges shall be adjusted as of the termination date.

          (b) As compensation for the early termination of its leasehold estate under this Article XXXVI because of a sale of the Leased Property, during the
           -------------
initial Term only, Lessor shall not more than one (1) year prior to the anticipated termination date of this Lease and in any event within 180 days of the closing of such sale, either (i) pay to Lessee (a) reimbursement for reasonable and customary costs paid to parties unaffiliated with Lessee due to the termination, (b) reimbursement for the reasonable cost of relocating any executive level employees of Lessee, including reasonable costs of temporary housing (not to exceed ninety (90) days), (c) the present value of 75% of the income Lessee would have derived from the leasehold estate for the unexpired balance of the initial Term less Rent for the unexpired balance of the initial Term discounted at a rate of fifteen percent (15%) per annum and (d) interest on
(a), (b) and (c) at the rate of fifteen (15%) percent from the date of termination of this Lease until paid or (ii) offer to lease to Lessee one or more substitute hotel facilities pursuant to one or more leases that would create for the Lessee leasehold estates (a "Comparable Lease") that (a) are able
                                            ----------------
to be operated as Wyndham hotels, are not within three (3) miles of a hotel which offers comparable quality, service and amenities as the hotel that is the subject of the Comparable Lease which Lessee or Wyndham Management then operates, (c) are reasonably comparable to the Facility's quality, service and amenities and (d) have an aggregate fair market value of no less than the fair market value of the original leasehold estate, both such values as determined as of the closing of the sale of the Leased Property. The non-compete provisions set forth in Section 35.6 shall be amended, as appropriate to perpetuate the
             ------------
intent of Section 35.6 to the hotel subject to the Comparable
          ------------

Lease, to reflect the location of a Comparable Lease. Lessee may reject a Comparable Lease or combination of Comparable Leases, in which event Lessor shall be entitled to defer the payment due Lessee pursuant to the option described in (i) above for a period of up to twelve (12) months from the date Lessee rejects the first Comparable Lease proposed by Lessor pursuant to this
Section 36.1(b) during which Lessor shall be allowed to propose other Comparable
- ---------------
Leases to Lessee. If Lessee rejects two (2) additional Comparable Leases during such twelve (12) month period, Lessor shall have no further obligations to Lessee with respect to compensation for the early termination of this Lease. If Lessor fails to propose two (2) Comparable Leases during such twelve (12) month period the termination fee described in this Section shall be immediately due and payable. In the event Lessor and Lessee are unable to agree upon the fair market value of an original or replacement leasehold estate, it shall be determined by appraisal using the appraisal procedure set forth in Article XXXI.
                                                                   ------------
The provisions of this Section 36.1(b) shall not be applicable to either Renewal
                       ---------------
Term.

          (c) As compensation for the early termination of its leasehold estate under this Article XXXVI because of a Tax Law Change, (i) Lessor shall, not more
           -------------
than one (1) year prior to the anticipated termination date of this Lease and in any event within ninety (90) days of such termination, pay to Lessee the fair market value of Lessee's leasehold estate hereunder as of the termination date of this Lease, and (ii) prior to the anticipated termination date and effective on the date thereof, Lessee shall assign and Lessor shall assume the existing management agreement for a term equal to the remaining Term of this Lease on the basis which is most reasonable under the circumstances. The fair market value of such assumed management agreement shall be credited against the payment to be made by Lessor to Lessee pursuant to clause (i) of the immediately preceding sentence. In calculating such fair market value, fees payable under the assumed management agreement shall be projected for the remaining Term of this Lease.

          (d) For the purposes of this Section, fair market value of the leasehold estate means, as applicable, an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for Lessee's leasehold estate under this Lease or an offered replacement leasehold estate. In computing fair market value of a leasehold estate, the appraiser shall discount all future income and fees to the then present value at a rate of fifteen percent (15%) per annum.

                                 ARTICLE XXXVII
                                ---------------

                   FRANCHISE AGREEMENT AND WYNDHAM OPERATIONS
                   ------------------------------------------

    37.1  Compliance with Franchise Agreement.  To the extent any of the
          -----------------------------------
provisions of a Franchise Agreement impose a greater obligation on Lessee than the corresponding provisions of this Lease, then Lessee shall be obligated to comply with, and to take all reasonable actions necessary to prevent breaches or defaults under, the provisions of a Franchise Agreement, except to the extent that Lessee is prevented from complying with a Franchise Agreement because of Lessor's breach of its obligations to comply with Article XXXVIII. It is the
                                                  ---------------
intent of the parties hereto that Lessee shall comply in every respect with the provisions of any Franchise Agreement so as to avoid any default thereunder during the term of this Agreement. Lessee shall not terminate or enter into any modification of any Franchise Agreement without in each instance first obtaining Lessor's written consent. Lessor and Lessee agree to cooperate fully with each other in the event it becomes necessary to obtain a franchise extension or modification or a new franchise for the Leased Property, and in any transfer of a Franchise Agreement to Lessor or any Affiliate thereof or any other successor to Lessee upon the termination of this Lease.

    37.2  Wyndham Operations.  During the Term of this Lease, the Facility shall
          ------------------
be operated as a "Wyndham" hotel without a franchise agreement. Notwithstanding the absence of a franchise agreement, Lessee shall, and shall be entitled to, operate the Facility utilizing the Wyndham name, logo and other applicable trademarks and trade names, Wyndham's reservation system, marketing and advertising services and other services provided by Wyndham Hotel Corporation and its Affiliates ("Wyndham Hotels") to comparable Wyndham hotels. If this
                     --------------
Lease is terminated for any reason, Lessor or its designee shall have the right, at the option of Lessor, to assume the management agreement with the Manager for up to four (4) months and, if such management contract is assumed, the Facility will continue to be operated as a Wyndham hotel, with the use of the Wyndham hotel name, logo and other applicable trademarks or trade names, Wyndham's reservation system, marketing and advertising services and other services provided by Wyndham Hotels to comparable Wyndham hotels for up to four (4) months following the termination (the "Temporary Usage"). Lessor or its
                                       ---------------
designee shall pay to Wyndham Hotels during the period of the Temporary Usage
(a) the management fees payable to Manager thereunder and (b) the fees charged by Wyndham Hotels on a systemwide basis for comparable hotels operating under the Wyndham name which utilize the Wyndham name and services of Wyndham Hotels utilized by the Facility (the "Trade Name Fees"), unless such termination is due
                               ---------------
to an Event of Default in which event no Trade Name Fee would be payable during the Temporary Usage period. Such management agreement with the Manager and such Temporary Usage may be terminated by Lessor or its designee on thirty (30) days' Notice to Wyndham Hotels.

                                 ARTICLE XXXVIII
                                ----------------

                              CAPITAL EXPENDITURES
                              --------------------

    38.1  Capital Expenditures.
          --------------------

          (a) Commencing upon the Commencement Date, Lessor shall be obligated to fund and maintain in a separate account the Capital Expenditure's Reserve, which Capital Expenditure Reserve will be commingled with the Capital Expenditures of the Other Leased Properties and other hotels owned by Lessor and its Affiliates. Lessor intends to fund to Lessee for Capital Expenditures an average of 4% of Gross Revenues per year over the Term. Upon written request by Lessee to Lessor stating the specific use to be made, such funds shall be made available by Lessor to Lessee for Capital Expenditures set forth in the Capital Budget; provided, however, that no Capital Expenditures shall be used to purchase property (other than "real property" within the meaning of Treasury Regulations Section 1.856-3(d)), to the extent that doing so would cause the Lessor to recognize income other than "rents from real property" as defined in
Section 856(d) of the Code. Lessor's obligation shall be cumulative and any amounts that have accrued hereunder shall be payable in future periods for such uses and in accordance with the procedures set forth herein. Lessee shall have no interest in any accrued obligation of Lessor hereunder after the termination of this Lease. All Capital Improvements shall be owned by Lessor subject to the provisions of this Lease.

          (b) Lessor's obligation to make Capital Expenditures available in respect to

Capital Improvements and to comply with the provisions of this Lease which may require the availability of funds for Capital Improvements shall be limited to amounts available in the Capital Expenditures Reserve and such additional amounts as Lessor may agree to make available to Lessee in Lessor's sole discretion; provided, however, that if additional Capital Expenditures are required to meet Emergency Situations, to satisfy Wyndham Standards or comply with Legal Requirements, Lessor shall make such amounts available to Lessee and, to the extent (but only to the extent) that it will not materially and adversely affect the five (5) year Capital Budget, receive a pro rata credit therefor against amounts which Lessor is obligated to accrue for the Capital Expenditures Reserve during the remaining Term of this Lease. Any such credit will be deemed to have a material adverse effect on the five (5) year Capital Budget if such Capital Expenditure was not contemplated during the Term and decreases such Capital Budget by more than 7.5% of the five (5) year Capital Budget. No arbitration resulting from the failure of Lessor and Lessee to agree on the Capital Budget shall increase Lessor's obligation for Capital Expenditures beyond the amounts set forth in the immediately preceding sentence. To the extent that Lessee's obligations under this Lease (including, without limitation, the obligations set forth in Sections 7.2, 8.1 and 9.1 and in
                                         -----------------     ---
Article XXXVII) are dependent upon the availability of amounts for Capital
- --------------
Expenditures which exceed the amounts that Lessor is obligated to provide pursuant to this Article XXXVIII, such obligations of Lessee shall be
                 ---------------
correspondingly diminished.

          (c) Lessee shall have the right, in addition to any other remedies Lessee may have under Section 39.1, to terminate this Lease in the event Lessor,
                      ------------
in any Lease Year, fails to fund Capital Expenditures in accordance with Sections 38.1(a) and (b) within thirty (30) days after requested in writing by
- ------------------------
Lessee; provided, however, (i) such Capital Expenditures shall be contemplated in the Annual Budget Approved by Lessor, (ii) such Capital Expenditures, or the Capital Improvements requiring the Capital Expenditures, are not in dispute, and
(iii) such failure continues for ten (10) days after Notice from Lessee to Lessor stating that Lessor has failed to provide the requested Capital Expenditures and that if such failure is not remedied within such ten (10) day period, Lessee is permitted to terminate this Lease. If Lessee intends to terminate in accordance with this section, Lessee must terminate no later than sixty (60) days after the ten (10) day cure period provided in the Notice has elapsed.

          (d) Lessor shall have sole authority with respect to the implementation of all Capital Improvements made pursuant to the requirements of the Capital Budget. Such authority shall extend both to the plans and specifications (including matters of design and decor) and to the contracting and purchasing of all labor, services and materials.

                                  ARTICLE XXXIX
                                 --------------

                                LESSOR'S DEFAULT
                                ----------------

    39.1  Lessor's Default.
          ----------------

          (a) It shall be a breach of this Lease if (i) a Bankruptcy Event or Dissolution Event occurs with respect to Lessor or (ii) Lessor fails to observe or perform any term, covenant or condition of this Lease or under the Lease Master Agreement on its part to be performed and such failure continues for a period of thirty (30) days after Notice thereof from Lessee, unless such failure cannot with due diligence be cured within a period of thirty (30)
days, in which case such failure shall not be deemed a breach if Lessor proceeds within such thirty (30)-day period, with due diligence, to cure the failure and thereafter diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay. If Lessor does not cure any such failure within the applicable time period as aforesaid, Lessee may declare the existence of a "Lessor Default" by a second Notice to
                                       --------------
Lessor. Thereafter, subject to the provisions of the following paragraph, Lessee may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee until the date paid by Lessor or offset by Lessee as expressly provided herein, shall be paid by Lessor to Lessee on demand or Lessee may offset or counterclaim such sums actually paid by Lessee against Rents or Additional Charges due hereunder. Lessee shall have no right to terminate this Lease for any Lessor Default and no right, for any such Lessor Default, to offset or counterclaim against any rent or Additional Charges due hereunder unless otherwise expressly provided in this Lease.

    (b) If Lessor shall in good faith dispute the occurrence of any Lessor Default (that was not previously arbitrated in favor of Lessee) and Lessor, before the expiration of the applicable cure period, shall give Notice thereof to Lessee, setting forth, in reasonable detail, the basis therefor, no Lessor Default shall be deemed to have occurred and Lessor shall have no obligation with respect thereto, and Lessee shall have no right to offset or counterclaim for costs and expenses incurred and paid by Lessee against any Rent or Additional Charges due hereunder, until final adverse determination thereof, whether through arbitration or otherwise; provided, however, that in the event
                                          --------  -------
of any such adverse determination, Lessor shall pay to Lessee, or Lessee may offset or counterclaim against Rent or Additional Charges due hereunder, interest on any disputed funds at the Base Rate, from the date demand for such funds was made by Lessee until the date of final adverse determination and, thereafter, at the Overdue Rate until paid. If Lessee and Lessor shall fail, in good faith, to resolve any such dispute within ten (10) days after Lessor's Notice of dispute, either may submit the matter for determination by arbitration, but only if such matter is required to be submitted to arbitration pursuant to any provision of this Lease, or otherwise by a court of competent jurisdiction.

    (c) Notwithstanding anything to the contrary contained in this Lease, for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Lessor to Lessee by reason of any default by Lessor under this Lease or otherwise, Lessee shall look solely to the estate and property of Lessor in the Leased Property and any insurance proceeds under any policies of insurance maintained by Lessor in accordance with this Lease which are paid on account of the same circumstances as led to Lessee's judgment, it being intended that no other assets of Lessor or any of Lessor's Affiliates shall be subject to levy, execution, attachment or any other legal process for the enforcement or satisfaction of any judgment (or other judicial decree) obtained by Lessee against Lessor, except in the following cases: (i) any liability of Lessor for its own gross negligence, willful misconduct or Environmental Liabilities caused by affirmative actions of Lessor, (ii) any liability of Lessor for repayment to Lessee upon the termination of this Lease of any excess payments of Percentage Rent or Additional Charges for the last Lease Year or part thereof, and (iii) in the case of a final award of damages against Lessor payable to Lessee, Lessee may offset the amount of such judgment or award against the Rent next coming due under this Lease.

                                   ARTICLE XL
                                  -----------

                                  ARBITRATION
                                  -----------

    40.1    Arbitration.  Except as set forth in Section 40.2, in each case
            -----------                          ------------
specified in this Lease in which it shall become necessary to resort to arbitration, such arbitration shall be determined as provided in this Section
                                                                      -------
40.1.  The party desiring such arbitration shall give Notice to that effect to
- ----
the other party, and an arbitrator shall be selected by mutual agreement of the parties, or if they cannot agree within thirty (30) days of such notice, by appointment made by the American Arbitration Association ("AAA") from among the
                                                           ---
members of its panels who are qualified and who have experience in resolving matters of a nature similar to the matter to be resolved by arbitration.

    40.2    Alternative Arbitration.  In each case specified in this Lease for a
            -----------------------
matter to be submitted to arbitration pursuant to the provisions of this Section
                                                                         -------
40.2, Lessor shall be entitled to designate HVS Valuation Services; or if the
- ----
foregoing has ceased to do business, any nationally recognized accounting firm with a hospitality division of which Lessor or an Affiliate of Lessor and Lessee and Affiliates of Lessee are not significant clients to serve as arbitrator of such dispute within fifteen (15) days after written demand for arbitration is received or sent by Lessor. In the event Lessor fails to make such designation within such fifteen (15) day period, Lessee shall be entitled to designate any nationally recognized accounting firm with a hospitality division of which Lessee or an Affiliate of Lessee is not a significant client to serve as arbitrator of such dispute within fifteen (15) days after Lessor fails to timely make such designation. In the event no nationally recognized accounting firm satisfying such qualifications is available and willing to serve as arbitrator, the arbitration shall instead be administered as set forth in Section 40.1.
                                                              ------------

    40.3    Arbitration Procedures.  In any arbitration commenced pursuant to
            ----------------------
Sections 40.1 or 40.2, a single arbitrator shall be designated and shall resolve
- -------------    ----
the dispute. The arbitrator's decision shall be final and binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law. Upon the failure of either party (the "non-complying party")
                                                           -------------------
to comply with his decision, the arbitrator shall be empowered, at the request of the other party, to order such compliance by the non-complying party and to supervise or arrange for the supervision of the non-complying party's obligation to comply with the arbitrator's decision, all at the expense of the non-complying party. To the maximum extent practicable, the arbitrator and the parties, and the AAA if applicable, shall take any action necessary to insure that the arbitration shall be concluded within ninety (90) days of the filing of such dispute. The fees and expenses of the arbitrator shall be shared equally by Lessor and Lessee except as otherwise specified above in this Section 40.3.
                                                                 ------------
Unless otherwise agreed in writing by the parties or required by the arbitrator or AAA, if applicable, arbitration proceedings hereunder shall be conducted in the State. Notwithstanding formal rules of evidence, each party may submit such evidence as each party deems appropriate to support its position and the arbitrator shall have access to and right to examine all books and records of Lessee and Lessor regarding the Facility during the arbitration.

                                  ARTICLE XLI
                                  -----------

                                   TRADE-OUTS
                                   ----------

    41.1  Trade-outs.  Lessee shall not enter into any material trade-out
          ----------
agreements or arrangements (i.e., agreements or arrangements pursuant to which goods or services are provided to or for the benefit of the Lessee or its Affiliates or the Facility in exchange for free or reduced rate rooms, food and beverage services, or other Facility services) without Lessor's prior written consent. As to any trade-out agreements assigned to and assumed by Lessee from Lessor or the prior owner of the Leased Property, Lessor and Lessee shall agree on fair and equitable amounts (or a methodology for determining such amounts) to be included in Beverage Sales, Food Sales, Other Income and Room Revenues for purposes of this Lease, including the calculation of Percentage Rent, to take into account the loss of Gross Revenues, if any, resulting from the rooms or services provided by the Facility in exchange for the goods or services provided to Lessee, its Affiliates, or the Facility. If Lessor and Lessee do not reach agreement as to such amounts (or a methodology for determining such amounts) the disagreement shall be resolved by arbitration pursuant to Section 40.2. Lessor
                                                          ------------
shall not unreasonably withhold its consent to a trade-out agreement or arrangement proposed by Lessee which benefits the Facility provided that the term of the trade-out agreement does not extend beyond the stated Term of this Lease and provided that Lessor and Lessee have agreed in writing as to the amounts (or a methodology for determining such amounts) to be included in Beverage Sales, Food Sales, Other Income and Room Revenues to take into account the loss of Gross Revenues, if any, resulting from the rooms or services provided by the Facility in exchange for the goods or services provided to or for the benefit of the Facility.

                                  ARTICLE XLII
                                  ------------

                                 MISCELLANEOUS
                                 -------------

    42.1    Miscellaneous.  Anything contained in this Lease to the contrary
            -------------
notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at and limited to the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State, but not including its conflicts of laws rules. If any payment required to be made pursuant to this Lease shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

    42.2    Transition Procedures.  Lessee and Manager shall cooperate in good
            ---------------------
faith to provide access and information to any prospective purchaser or lessee of the Leased Property which may acquire the Leased Property or lease it upon the expiration or termination of the Term. Upon any expiration or termination of the Term, Lessor and Lessee shall do the following and, in general, shall cooperate in good faith to effect an orderly transition of the management or lease of the Facility. The provisions of this Section 42.2 shall survive the expiration or termination of
                   ------------
this Lease until they have been fully performed. Nothing contained herein shall limit Lessor's rights and remedies under this Lease if such termination occurs as the result of an Event of Default.

          (a) Transfer of Licenses. Upon the expiration or earlier termination
              --------------------
of the Term, Lessee shall use its best efforts (i) to transfer to Lessor or Lessor's designee all licenses, operating permits and other governmental authorizations and all contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility (collectively, "Licenses"), or (ii) if such transfer is prohibited by law or Lessor otherwise
 --------
elects, to cooperate with Lessor or Lessor's designee in connection with the processing by Lessor or Lessor's designee of any applications for all Licenses, including Lessee continuing to operate the liquor operations under its licenses with Lessor or its designee agreeing to indemnify and hold Lessee harmless as a result thereof except for the gross negligence or willful misconduct of Lessee; provided, in either case, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's designee.

          (b) Leases and Concessions. Lessee shall assign or cause to be
              ----------------------
assigned to Lessor or Lessor's designee simultaneously with the termination of this Agreement, and the assignee shall assume all leases, contracts, concession agreements and agreements in effect with respect to the Facility then in Lessee's name; provided, however, Lessor shall not be obligated to assume and may reject (i) any operating or service agreements entered into subsequent to the date hereof which have a term in excess of one year or termination rights that must be exercised more than sixty (60) days prior to the end of the annual term, and (ii) equipment leases which were entered into subsequent to the date hereof and were not previously approved by Lessor (which approval shall not be unreasonably withheld), in which event the agreement or agreements and/or leases so rejected shall not be assigned or shall be deemed reassigned and shall remain the property and responsibility of Lessee.

          (c) Books and Records. To the extent that Lessor has not already
              -----------------
received copies thereof, copies of all books and records (including computer records) for the Facility kept by Lessee pursuant to Section 3.6 shall be promptly delivered to Lessor or Lessor's designee.

          (d) Receivables and Payables, etc. Lessee shall be entitled to retain
              -----------------------------
all cash, bank accounts and house banks, and to collect all Gross Revenues and accounts receivable accrued through the termination date. Lessee shall be responsible for the payment of Rent, all operating expenses of the Facility and all other obligations of Lessee accrued under this Lease as of the termination date, and Lessor shall be responsible for all operating expenses of the Facility accruing after the termination date. Lessee shall surrender the Leased Property with an amount and quality of Nonconsumable Inventory, Cash-on-Hand and Consumable Supplies equal to the Initial Inventory and Cash-on-Hand, and Lessor shall have no obligation to purchase such Nonconsumable Inventory or any other items of Lessee's Personal Property.

    42.3  Waiver of Presentment, etc.  Lessee waives all presentments, demands
          --------------------------
for
payment and for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein.

    42.4  Standard of Discretion.  In any provision of this Lease requiring or
          ----------------------
permitting the exercise by Lessor or Lessee of such party's approval, election, decision, consent, judgment, determination or words of similar import (collectively, an "Approval"), such Approval may, unless otherwise expressly
                   --------
specified in such provision, be given or withheld in such party's sole, absolute and unreviewable discretion. Any Approval which by the terms of this Lease may not be unreasonably withheld shall also not be unreasonably delayed.

    42.5  Action for Damages.  In any suit or other claim brought by either
          ------------------
party seeking damages against the other party for breach of its obligations under this Lease, the party against whom such claim is made shall be liable to the other party only for actual damages and not for consequential, punitive or exemplary damages.

    42.6  Renewal of Term.
          ---------------

          (a) Lessee shall have the right to renew and extend the Term of this Lease with respect to the Leased Property for the Renewal Term (herein so called) upon and subject to the following terms and conditions:

              (i) Lessee may extend this Lease for up to two (2) Renewal Terms of five (5) years each by Lessee's giving prior written notice thereof to Lessor no later than one hundred eighty (180) days prior to the expiration of the initial Term or the immediately preceding Renewal Term, as the case may be. The Renewal Term in question shall commence immediately upon the expiration of the initial Term or the immediately preceding Renewal Term, as the case may be, and upon exercise of the renewal option, the "expiration date" of the Term shall automatically become the last day of the Renewal Term in question.

             (ii) The exercise by Lessee of the renewal option set forth herein must be made, if at all, by written notice executed by Lessee and given to Lessor on or before the date(s) set forth hereinabove, but in no event shall such notice be effective if given more than two hundred eighty (280) days prior to the expiration of the initial Term or the immediately preceding Renewal Term, as applicable. Once Lessee shall exercise any renewal option, Lessee may not thereafter revoke such exercise. Lessee shall not have the right to exercise any renewal option if an Event of Default, or default which with the giving of notice, or lapse of time or both would become an Event of Default if not cured or Performance Failure has occurred and is outstanding, either at the time Lessee gives notice of its election to renew, or immediately prior to the commencement of the Renewal Term in question. Lessee's failure to exercise timely any renewal option for any reason whatsoever shall conclusively be deemed a waiver of such renewal option. If Lessee fails or is deemed to have waived its right to exercise any renewal option granted herein, any renewal option for any subsequent Renewal Term shall automatically be deemed to have been waived and relinquished by Lessee.

            (iii) Lessee shall take the Leased Premises "as is" for each Renewal Term and Lessor shall have no obligation to make any improvements or alterations to the Leased Property.

          (iv) Fixed Base Rent for each of the first Renewal Term and the second Renewal Term shall be adjusted upward by:

               (1) ten percent (10%) of Capital Expenditures advanced from sources other than the Capital Expenditures Reserve which have not previously been included in the calculation of Fixed Base Rent for the initial Term or the first Renewal Term, as the case may be;

               (2) for the first Renewal Term, budgeted increases in Real Estate Taxes and Lessor Insurance Costs for the initial year of the first Renewal Term over the amounts for such items which were included in the calculation of Fixed Base Rent for the initial Term, and for the second Renewal Term, budgeted increases in Real Estate Taxes and Lessor Insurance Costs for the initial year of the second Renewal Term over the amounts for such amounts which were included in the Fixed Base Rent for the first Renewal Term; and

               (3) the amount by which four percent (4%) of budgeted Gross Revenues for the initial year of the first Renewal Term or the second Renewal Term, as the case may be, exceeds the amount of the Capital Expenditures Reserve previously included in the calculation of Fixed Base Rent during the initial Term, or First Renewal Term, as the case may be.

               (b) On or before thirty (30) days prior to the date on which Real Estate Taxes are payable to the relevant taxing authority for each Lease Year during each Renewal Term. Lessee shall be obligated to pay to Lessor, as Additional Charges, the amount by which Real Estate Taxes for the year in question exceed the Real Estate Taxes for immediately preceding Lease Year. The obligation to pay the increase in Real Estate Taxes shall survive the expiration or earlier termination of each Renewal Term, and a final reconciliation shall be made not later than thirty (30) days following the assessment by the relevant taxing authority for the last Lease Year of each Renewal Term.

               (c) With respect to Percentage Rent during the Renewal Term, the Break Points shall only be multiplied by the CPI Factor, without any additional marginal percentage.

               (d) Except as set forth in this Section 42.6, each Renewal Term shall be upon the same terms and conditions as are applicable for the initial Term, including, without limitation, adjustments to Fixed Base Rent as set forth in Section 3.1(f).

    42.7  Confidentiality.  Except as hereinafter provided, from and after the
          ---------------
execution of this Lease until such time as the Term expires, Lessee surrenders possession of the Leased Property or this Lease is terminated as a result of an Event of Default, Lessor agrees not to disclose to any party the terms, conditions and provisions of the Management Agreement with Wyndham Management, or financial information with respect to the operation of the Facility or Wyndham Hotel Corporation or its subsidiaries (unless same has been or is to be disclosed or reported under federal or state laws), except in connection with:
(i) necessary or appropriate disclosure and reporting obligations of Lessor or the Company under applicable federal or state laws, (ii) dissemination of information about Lessor or the Company with respect to the Facility to its present or potential lenders, investors, officers, directors, employees, attorneys, accountants, engineers, surveyors, consultants and partners, (iii) a proposed sale or leasing of the Leased Property (this exception shall not apply to the Management Agreement or the financial information with respect to Wyndham Hotel Corporation or its subsidiaries) and (iv) any litigation involving Wyndham Hotel Corporation or its subsidiaries, the operation of the Facility or the subject matter of the Management Agreement.

  IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized representatives as of the date first above written.

                                         LESSOR:
                                         ------

                                         PATRIOT AMERICAN HOSPITALITY
                                         PARTNERSHIP, L.P.

                                         By:  PAH GP, Inc., its General Partner



                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                         LESSEE:
                                         ------

                                         CROW HOTEL LESSEE, INC., a Texas
                                   corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   Exhibit A

                              PROPERTY DESCRIPTION
                              --------------------

                                   Exhibit B

                       REVENUE PERCENTAGES AND BREAKDOWNS
                       ----------------------------------

FIRST TIER ROOM REVENUE PERCENTAGE:   20%


ANNUAL ROOM REVENUES FIRST
BREAK POINT:                          $4,900,000


SECOND TIER ROOM REVENUE PERCENTAGE:  60%


ANNUAL ROOM REVENUES SECOND
BREAK POINT:                          $3,400,000    i.e., $8,300,000
                                                    ----
                                                    minus the Annual
                                                    Room Revenues First
                                                    Break Point)

THIRD TIER ROOM REVENUE PERCENTAGE:   70%


FIRST TIER FOOD SALES PERCENTAGE:     10%


ANNUAL FOOD SALES BREAK POINT:        $2,000,000


SECOND TIER FOOD SALES PERCENTAGE:    20%


OTHER INCOME PERCENTAGE:              35%

                             EXHIBIT B - Page Solo

                                   Exhibit C

                          CAPITAL EXPENDITURES POLICY
                          ---------------------------

A Capital Improvement for which an expenditure is a Capital Expenditure is an investment in a readily identifiable facility which (1) is held for use or income rather than for sale or conversion into goods or cash and (2) has a useful service life in excess of three (3) years.

Capitalization Policy
- ---------------------

If the cost of the capital addition is $2,500 or greater and the items acquired have an expected service life of more than three (3) years, the expenditure is capitalized. See "Maintenance and Repairs" for those expenditures which are expenses without regard to the $2,500 guideline. If the item(s) acquired meet the more than three (3)-year life criterion, but the total invoice costs are less than $2,500, the expenditure is considered an expense item.

Replacement - Component Parts
- -----------------------------

If the estimated job or total invoice cost (including parts and labor) of any particular item or series of items acquired with respect to one particular job for replacement of the following major building components is under $2,500, the expenditure is to be expensed to maintenance and repairs:

      Heating Equipment - Pumps, boilers, heat exchangers, thermostats, pressure gauges, alarm devices piping.

      Plumbing Equipment - Pumps, meters, sprinkler and fire alarm system, piping.

      Air Conditioning Equipment - Compressors, condensors, motors, cooling towers, evaporative coolers, piping.

      Fire Prevention Equipment - Major fire system sprinklers, smoke detectors.

      Power - Transformer, conduits and boxes, panel boards, switches and outlets.

Betterments
- -----------

If the estimated job or total invoice cost is $2,500 or above, and the expenditure(s) will enhance the value of and extend by at least three (3) years the useful life of an asset previously capitalized, then the expenditure should be capitalized.

Maintenance and Repairs
- -----------------------

The following replacement expenditures are considered maintenance and repairs and are not subject to the total invoice cost guideline of $2,500.

      Repainting of Buildings, Pools, Park Areas (1)(5)
      Refinishing of Furniture (1)
      Glass Replacement

                            EXHIBIT C - Page 1 of 2

      Maintenance Service Contracts, such as Yard, Television, Elevator, Swimming Pool
      Wall Paper Vinyl (1)
      Reupholstery of Furniture (1)
      Replastering (1)
      Replacement of Chain Locks, Key Blanks, Keys, Locks, Locksets. Locks and locksets installed in new doors or offering substantial security improvements should be capitalized if the invoice is over $2,500 Patching Parking Lot (2)
      Roof Repairs (3)
      Waterproofing of Lamb Globes and Lightbulbs
      Section Replacement for Neon Signs
      Caulking and Sealing
      Chrome Fittings such as Faucets, Towel Bars, etc. (1)
      Toilet and Toilet Seats
      Stolen or Damaged Television
      Small Parts for Equipment
      Landscaping/Plants (4)
      Clocks, Clock-Radios or Similar Small Items

      1. Expenditures for exterior and interior painting, including caulking and sealing of the building, wall paper, refinishing of furniture, replastering, or reupholstering may be capitalized if:

          (a) these expenditures are part of a major refurbishment project, or
          (b) the cost of these expenditures exceed $5,000 with respect to any particular item or series of items related to one particular job and enhance the value of and extend the useful life of the asset by at least three (3) years.

      2. Repairing of parking lots, including resealing and resurfacing, will be capitalized if the expenditure exceeds $5,000.

      3. Replacement of the complete roof or complete section of the roof (including laying a roof over an existing roof) will be capitalized if total expenditure exceed $5,000 and it extends the useful life of the roof by at least three (3) years.

      4. If the landscaping is new or replacement of existing interior or exterior landscaping, exceeds $5,000, is not seasonal landscaping (such as seasonal flowers) and has a useful life of greater than one (1) year, the cost of the landscaping can be capitalized.

      5. Major overhauls to the pool which exceed $5,000 in cost and extend the useful life of the asset by at least three (3) years.

All expense items will be expensed to M&R expense line items above GOP.

                            EXHIBIT C - Page 2 of 2

                                  Exhibit D-1

                            1996 BASE RENT SCHEDULE
                            -----------------------

                            EXHIBIT D-1 - Page Solo

                                  Exhibit D-2

                            1997 BASE RENT SCHEDULE
                            -----------------------

                             EXHIBIT D-2 - Page Solo